                                                                    EXHIBIT 25.1

================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                             _____________________

                                   FORM T-1

                  STATEMENT OF ELIGIBILITY AND QUALIFICATION
                  UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                   CORPORATION DESIGNATED TO ACT AS TRUSTEE


                             _____________________

             SUNTRUST BANK, CENTRAL FLORIDA, NATIONAL ASSOCIATION
              (Exact name of trustee as specified in its charter)

                 Not Applicable                     59-1424500
            (State of incorporation if              (I.R.S. Employer
             not a national bank)                   Identification Number)

                      200 South Orange Avenue
                      Post Office Box 3631
                      Orlando, Florida                    32802
                      (Address of trustee's principal   (Zip Code)
                      executive offices)

                             _____________________

                 INTERMEDIA COMMUNICATIONS OF FLORIDA, INC.
             (Exact name of obligor as specified in its charter)

          Delaware                              59-2913586
   (State of incorporation)            (I.R.S. Employer Identification
                                         Number)

                   3625 Queen Palm Drive, Tampa, FL 33619
         (Address of principal executive offices)  (Zip Code)

                        Jonathan D. Rich, Esq.
                    Maguire, Voorhis & Wells, P.A.
        200 South Orange Avenue, Suite 3000, Orlando, FL  32801
                             (407) 244-1105
       (Name, address and telephone number of agent for service)


                             _____________________

                11-1/4% Senior Discount Notes due 2007
                    (Title of indenture securities)

================================================================================

1.   General Information. Furnish the following information as to the trustee:
     -------------------

     (a) Name and address of each examining or supervising authority to which it is subject.

                    Name                      Address
                    ----                      -------

          Comptroller of Currency        Washington, D.C. 20220

          Federal Reserve Bank of
          Atlanta                        Atlanta, Georgia 30303

          Federal Deposit Insurance
          Corporation                    Washington, D.C. 20429

     (b)  Whether it is authorized to exercise corporate trust powers.

          Yes.

2.   Affiliations with the Obligor. If the obligor or any underwriter for the
     -----------------------------
     obligor is an affiliate of the trustee, describe each such affiliation.

          None.

     The trustee is a wholly-owned subsidiary of SunTrust Banks of Florida, Inc., a Florida corporation, which is in turn a wholly-owned subsidiary of SunTrust Banks, Inc., a Georgia corporation (collectively, the "Parent Corporations"). For purposes of this Item 2 as well as Items 5, 6, 7, 8, 9, 10 and 11, the trustee's responses shall include the Parent Corporations.

3.   Voting Securities of the Trustee. Furnish the following information as to
     --------------------------------
     each class of voting securities of the trustee.

          As of June 1, 1995

               Col. A                        Col. B

          Title of Class                Amount Outstanding
          --------------                ------------------

     Common Stock ($10 par value) ......       509,800 shares

4.   Trusteeships Under Other Indentures. If the trustee is a trustee under
     -----------------------------------
     another indenture under which any other securities, or certificates of interest or participation in any other securities, of the obligor are outstanding, furnish the following information:

     (a)  Title of the securities outstanding under each such other indenture.

              Not applicable.

     (b) A brief statement of the facts relied upon as a basis for the claim that no conflicting interest within the meaning of Section 310(b)(1) of the Act arises as a result of the trusteeship under any such other indenture, including a statement as to how the indenture securities will rank as compared with the securities issued under such other indenture.

              Not applicable.

5.   Interlocking Directorates and Similar Relationships with the Obligor or
     -----------------------------------------------------------------------
     Underwriters. If the trustee or any of the directors or executive officers
     ------------
     of the trustee is a director, officer, partner, employee, appointee, or representative of the obligor or of any underwriter for the obligor, identify each such person having any such connection and state the nature of each such connection.

          None.

6.   Voting Securities of the Trustee Owned by the Obligor or its Officials.
     ----------------------------------------------------------------------
     Furnish the following information as to the voting securities of the trustee owned beneficially by the obligor and each director, partner and executive officer of the obligor.

          As of July 9, 1997:

          None.

7.   Voting Securities of the Trustee Owned by Underwriters or their Officials.
     -------------------------------------------------------------------------
     Furnish the following information as to the voting securities of the trustee owned beneficially by each underwriter for the obligor and each director, partner and executive officer of each such underwriter.

          As of July 9, 1997:

          Not applicable.

8.   Securities of the Obligor Owned or Held by the Trustee. Furnish the
     ------------------------------------------------------
     following information as to securities of the obligor owned beneficially or held as collateral security for obligations in default by the trustee.

          As of July 9, 1997:

          None.

9.   Securities of Underwriters Owned or Held by the Trustee. If the trustee
     -------------------------------------------------------
     owns beneficially or holds as collateral security for obligations in default any securities of an underwriter for the obligor, furnish the following information as to each class of securities of such underwriter any of which are owned or held by the trustee:

          As of July 9, 1997:

          Not applicable.

10.  Ownership of Holdings by the Trustee of Voting Securities of Certain
     --------------------------------------------------------------------
     Affiliates or Security Holders of the Obligor. If the trustee owns
     ---------------------------------------------
     beneficially or holds as collateral security for obligations in default voting securities of a person who, to the knowledge of the trustee (1) owns 10 percent or more of the voting securities of the obligor or (2) is an affiliate, other than a subsidiary, of the obligor, furnish the following information as to the voting securities of such person:

          As of July 9, 1997:

          None.

11.  Ownership or Holdings by the Trustee of any Securities of a Person Owning
     -------------------------------------------------------------------------
     50 Percent or More of the Voting Securities of the Obligor. If the trustee
     ----------------------------------------------------------
     owns beneficially or holds as collateral security for obligations in default any securities of a person who, to the knowledge of the trustee, owns 50 percent or more of the voting securities of the obligor, furnish the following information as to each class of securities of such person any of which are so owned or held by the trustee.

          As of July 9, 1997:

          None.

12.  Indebtedness of the Obligor to the Trustee. Except as noted in the
     ------------------------------------------
     instructions, if the obligor is indebted to the trustee, furnish the following information:

     Nature of Indebtedness          Amount Outstanding            Date Due
     ----------------------          ------------------            --------

          None                       --------                        -----

13.  Defaults by the Obligor.
     -----------------------

     (a) State whether there is or has been a default with respect to the securities under this indenture. Explain the nature of any such default.

          None.

     (b) If the trustee is a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the obligor are outstanding, or is trustee for more than one outstanding series of securities under the indenture, state whether there has been a default under such indenture or series, identify the indenture or series affected, and explain the nature of any such default.

          Not applicable.

14.  Affiliations with the Underwriters.  If any underwriter is an affiliate of
     ----------------------------------
     the trustee, describe such affiliation.


          None.

15.  Foreign Trustee.  Identify the order of rule pursuant to which the foreign
     ---------------
     trustee is authorized to act as sole trustee under the indentures qualified or to be qualified under the Act.

          Not applicable.

16.  List of Exhibits.
     ----------------

     List below all exhibits filed as a part of this statement of eligibility.

     Exhibit 1 - Copy of Articles of Association of the Trustee as now in effect.

     Exhibit 2 - Copy of the certificate of authority of the Trustee to commence business.

     Exhibit 3 - Copy of the authorization of the Trustee to exercise corporate trust powers.

     Exhibit 4 - Copy the existing bylaws of the Trustee.

     Exhibit 5 - Original Indenture.

     Exhibit 6 - The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939.

     Exhibit 7 - Report of Condition of SunTrust Bank, Central Florida, National Association as of the close of business on March 31, 1997 published in response to the requirements of the Comptroller of the Currency.

                                     NOTE

     The content of this Amendment No. 1 to statement of eligibility and qualification on Form T-1 may be considered as correct unless amended by the trustee.

     In answering any item herein which relates to matters peculiarly within the the knowledge of the obligor, the trustee has relied upon information furnished to it by the obligor and the trustee disclaims any responsibility for the accuracy and completeness thereof.

                                   SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, SunTrust Bank, Central Florida, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this Statement of Eligibility and Qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Orlando, State of Florida, on the 21st day of July, 1997.

                                            SUNTRUST BANK, CENTRAL FLORIDA,
                                              NATIONAL ASSOCIATION


                                             By: /s/ Alice Springer
                                                 --------------------------
                                                 Alice Springer
                                                 Corporate Trust Officer

                                   EXHIBIT 1
                                   ---------

                Copy of Articles of Association of the Trustee

--------------------------------------------------------------------------------
COMPTROLLER OF THE CURRENCY
ADMINISTRATOR OF NATIONAL BANKS
--------------------------------------------------------------------------------

SOUTHEASTERN DISTRICT
MARQUIS ONE TOWER, SUITE 600
245 PEACHTREE CENTER AVENUE, N.E.
ATLANTA, GEORGIA 30303

     September 21, 1995

     Margaret U. Hodgson
     Vice President/Senior Attorney
     SunTrust Banks, Inc.
     Post Office Box 2818
     Atlanta, Georgia   30302

     Dear Ms. Hodgson:

     The office of the Comptroller of the Currency has received your letter concerning the title change and the appropriate amendment to the articles of association. The OCC has recorded that as of October 6, 1995, the following bank changed its title to:

     Re:  95-SE-04-0016 - Charter No. 16108
     Old Title: Sun Bank, National Association
     New Title: SUNTRUST BANK, CENTRAL FLORIDA, NATIONAL ASSOCIATION

     As a result of the Garn-St Germain Depository Institutions Act of 1982, this Office is no longer responsible for the approval of national bank name changes nor does it maintain official records on the use of alternate titles. The use of other titles or the retention of the rights to any previously used title is the responsibility of the bank's board of directors. Legal counsel should be consulted to determine whether [???] any previously used title, could be challenged by competing institutions under the provisions of federal or state law.


     Very truly yours,


     /s/ Thelma J. Hodges
     Thelma J. Hodges
     Applications Specialist

                        SUN BANK, NATIONAL ASSOCIATION
                               CHARTER NO. 16108
                            ARTICLES OF ASSOCIATION

                 (Amended and restated as of January 5, 1993)


FIRST.    The title of the association shall be Sun Bank, National Association.

SECOND.   The main office of the association shall be at 200 South Orange
Avenue, in the City of Orlando in the County of Orange, State of Florida. The general business of the association shall be conducted at its main office and its branches.

THIRD.    The general nature of the business to be transacted by the association shall be: That of a general banking business with all the rights, powers and privileges granted, conferred or permitted by the banking laws of the United States and other applicable laws regulating or otherwise applicable to the organization, rights, powers, privileges or management of national banking associations created and existing under and by the virtue of the laws of the United States, including, but not limited to, the right and power to exercise trust and other fiduciary powers and privileges and conduct a general trust business.

FOURTH.   The amount of authorized capital of the association shall be
$5,098,000 divided into 509,800 shares of common of the par value of $10 each; but said capital stock may be increased or decreased from time to time, in accordance with the provision of the laws of the United States.

FIFTH.    No holder of any of the shares of the capital stock of any class of the association shall have any preemptive or preferential right to subscribe to or acquire any unissued or other shares of any class of stock of the association, whether now or thereafter authorized, or to subscribe to or acquire any obligations or securities of the association convertible into or carrying a right to subscribe to or acquire, any shares of stock of the association.

SIXTH.    The corporate existence of this association shall continue until terminated in accordance with the laws of the United States.

SEVENTH.       Section 1.  The business and affairs of the association shall be managed and conducted by its Board of Directors which shall consist of not less than five nor more than twenty-five directors, and by its officers. Nominations of directors shall be made, and elections of directors shall be held, according to such lawful rules, regulations or requirements as may be prescribed by or pursuant to the bylaws and applicable regulations of the Office of the Comptroller of the Currency. Each Director, during the full term of his directorship, shall own a minimum of $1,000 par, fair market or equity value of stock of this Association or an equivalent interest, as determined by the Comptroller of the Currency, in any company which has control over the Association. Unless otherwise required by the laws of the United States, any vacancy in the Board of Directors, for any reason, including an increase thereof, may be filled by action of the Board of Directors.

               Section 2. Annual meetings of the shareholders shall be held in the State of Florida at the location of such office of the association as shall be designated in accordance with applicable provisions of the bylaws; provided, however, that meetings of the shareholders may be held at any other location designated pursuant to applicable provisions of the bylaws, on the day of each year specified therein, but if no election is held on that day, it may be held on any subsequent day according to such lawful rules as may be prescribed by the Board of Directors.

               Section 3. The Board of Directors shall elect one of its members President of the association, who shall be Chairman of the Board unless the Board of Directors elects another director to be the Chairman. The Board of Directors shall have the power also to elect one or more Vice Presidents; and to elect a Cashier, and such other officers and employees as may be required to transact the business of the association.

               Section 4. The Board of Directors shall have the power to define the duties of the officers, employees and agents of the association; to fix the salaries to be paid to them; to dismiss them; to require bonds from them and to fix the penalty thereof; to regulate the manner in which any increase of the capital of the association shall be made but subject to the approval, when required, of The Office of the Comptroller of the Currency; to manage and administer the business and affairs of the association; to make all bylaws that it may be lawful for them to make; and generally to do and perform all acts that it may be legal for a Board of Directors of a banking association existing under the laws of the State of Florida to do and perform.

EIGHTH.        If all the issued and outstanding shares of the association are owned and held by a single shareholder, any action required by these Articles of Association, the bylaws of the association, or by applicable law or rule or regulation to be taken at any annual or special meeting of shareholders, may be taken without a meeting, without notice and without vote if a consent in writing, setting forth the action so taken, shall be signed by the single holder of all the issued and outstanding shares of the association, and such written consent shall be the equivalent of, and shall constitute, action taken by vote of all the shares of stock of the association entitled to vote, at a meeting of shareholders of the association, duly called and held pursuant to due and proper notice, and at which a proper quorum is present.

NINTH.         The bylaws of the association and these Articles of Association, may be amended at any regular or special meeting of the shareholders by the affirmative vote of the holders of a majority of the stock of the association unless the vote of the holders of a greater amount of stock is required by law, and in that case, by the vote of the holders of such greater amount.

TENTH.         Section 1.  INDEMNIFIED PARTIES; RELIANCE. Every person and the heirs and personal representatives of such person who is or was a director, officer or employee of the corporation, or of any other entity in which he served as such at the written request of the corporation, may be indemnified against liability incurred in connection with such proceeding, including any appeal thereof, in which he is or was a party thereof, by reason of the fact that he is or was a director, officer or employee of the corporation or such other entity, or by reason of any action taken or omitted by him in his capacity as such director, officer, or employee, whether or not he continues to be such at the time such liability shall have been incurred. Each person who shall act or has acted as a director, officer or employee of the corporation, or of any other entity referred to in this Section, shall be deemed to be doing so or have done so in reliance upon the right of indemnification provided for in this Tenth Article.

               Section 2. INDEMNIFICATION AS OF RIGHT. Every person (and the heirs and personal representatives of such person) referred to in Section 1 of this Article Tenth who has been wholly successful on the merits with respect to any proceeding described in Section 1 of this Article or in defense of any claim, issue, or matter therein, shall be entitled to indemnification as of right.

               Section 3. INDEMNIFICATION BASED ON REVIEW. Except as provided in Section 2 of this Article Tenth, any indemnification under this Article Tenth shall be made:

               (A) In case of a proceeding (other than by, or in the right of, the association) to procure a judgment in its favor, only if the Board of Directors or the Executive Committee of such board, acting by quorum consisting of directors who are not parties to such proceeding, shall find, or independent legal counsel (who may be the regular outside legal counsel of the association) shall render an opinion, or the shareholder by affirmative vote of a majority of the shares entitled to vote thereon shall determine, that the director, officer or employee acted in good faith in what he reasonably believed to be the best interests of the association or such other entity, as the case may be, and in addition, in any criminal action or proceeding, had no reasonable cause to believe that his conduct was unlawful; or

          (B) In the case of a proceeding by or in the right of the corporation to procure a judgment in its favor, only if the Board of Directors or the Executive Committee of such board, acting by a quorum consisting of directors who are not parties to such proceeding shall find, or independent legal counsel (who may be the regular outside legal counsel of the corporation) shall render an opinion, or the shareholders by the affirmative vote of the majority of the shares entitled to vote thereon shall determine, that the director, officer or employee acted in good faith in what he reasonably believed to be the best interests of the corporation or such other entity, as the case may be; provided, however, that no indemnification under this Subsection (B) shall be made with regard to any claim, issue or matter as to which such director, officer or employee shall have been adjudged to be liable only to the extent that the court in which such proceeding was brought or any other court of competent jurisdiction shall determine that, despite the adjudication of liability but in view of all the circumstances of the case, such director, officer or employee is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

          For the purpose of Subsection (A) only, the termination of any proceeding by judgment, order, settlement or conviction or upon a plea of nolo contendere or its equivalent, shall not create a presumption that a director, officer or employee did not meet the standards of conduct set forth in such subsection.

          For the purpose of Subsection (B) only, the corporation may advance amounts paid in settlement which, in the opinion of the Board of Directors or the Executive Committee of such board, do not exceed the estimated expense of litigating the proceeding to a conclusion.

          Notwithstanding the above, no indemnification under this Section 3 shall be made in the case of an administrative proceeding or action instituted by an appropriate bank regulatory agency [if such] proceeding or action results in a final order assessing civil money [?against] a director, officer or employee of the corporation.

          Section 4. [Administrative?] expenses incurred by a director or officer with respect to any proceeding of the character described in this Article Tenth may be advanced by the corporation prior to the final disposition thereof upon receipt of any undertaking by or on behalf of the recipient to repay such amount unless it shall be ultimately determined that he is entitled to indemnification under this Tenth Article. Expenses incurred by other employees may be advanced by the corporation upon such terms as the Board of Directors deems appropriate. Any advancement of expenses under this Article Tenth shall be made in accordance with Florida Statutes (S)607.0850 or any successor law or laws.

               Section 5. INDEMNIFICATION NOT EXCLUSIVE. The rights of indemnification provided in this Article Tenth shall be in addition to any rights to which any such director, officer, employee or other person may otherwise be entitled by contract or as a matter of law. Any indemnification under this Article Tenth shall be made in accordance with Chapter 607 of the Florida Statutes or any successor law or laws.

               Section 6. INSURANCE. The corporation may purchase insurance to indemnify its directors, officers and employees to the maximum extent permitted by the laws of the State of Florida.

               Section 7. DEFINITION. For purposes of this Article Tenth, the terms - "expenses", "liability", "proceeding" and "not opposed to the best interest of the Corporation" - shall have the same meaning as set forth in Florida Statutes (S)607.0850(11) or any successor law or laws.

ELEVENTH.      Section 1.  No director of the association shall be personally liable to the association or any other person for monetary damages for breach of his fiduciary duty as a director, provided that this provision shall eliminate or limit the liability of a director only to the maximum extent permitted from time to time by the Florida Statutes and related regulations or any successor law or laws.

               Section 2.  Any repeal or modification of Article Eleventh,
Section 1 by the shareholders of the association shall not adversely affect any right or protection of a director of the association existing at the time of such repeal or modification.

                                   EXHIBIT 2
                                   ---------

             Copy of the Certificate of Authority of the Trustee
                             to Commence Business

                                  No. 140005

                              Treasury Department
                     Office of Comptroller of the Currency

     Washington: D.C. February 14, 1934. Whereas, by satisfactory evidence presented to the undersigned, it has been made to appear that "THE FIRST NATIONAL BANK AT ORLANDO" in the CITY of ORLANDO in the County of ORANGE and State of FLORIDA has complied with all the provisions of the Statutes of the United States, required to be complied with before an association shall be authorized to announce the business of Banking.

     Now therefore I, J.F.T.O'CONNOR, Comptroller of the Currency, do hereby certify that "THE FIRST NATIONAL BANK AT ORLANDO" in the County of ORANGE and State of FLORIDA is authorized to commence the business of Banking, as provided in Section Fifty one hundred and sixty nine of the Revised Statutes of the United States.

SEAL In testimony whereof witness my hand and seal of office this 14th day of FEBRUARY, 1934.

                                 /s/ J.F.T.O'Connor
                                 --------------------------------
                                 Comptroller of the Currency

                          Comptroller of the Currency

                   Treasury Department of the United States

                               Washington, D.C.

     WHEREAS, satisfactory notice has been transmitted to the Comptroller of the Currency evidencing that all requisite loyal and corporate action has been taken by

                      THE FIRST NATIONAL BANK AT ORLANDO,

located in ORLANDO, State of FLORIDA, in accordance with the statutes of the United States, to authorize a change of the name of that association to

                      SUN FIRST NATIONAL BANK OF ORLANDO;

     NOW, THEREFORE, it is hereby certified that such change of name of said association is approved effective March 1, 1973.

     IN TESTIMONY WHEREOF, witness my signature and seal of office this twenty-first day of February, 197?




                                                  Comptroller of the Currency

                               Charter No. 14003

                          Comptroller of the Currency
                   TREASURY DEPARTMENT OF THE UNITED STATES
                               Washington, D.C.


     WHEREAS, satisfactory evidence has been presented to the Comptroller of the Currency that all requisite legal and corporate action has been taken, in accordance with the statutes of the United States, to merger Sun First National Bank of Orlando, Orlando, Florida and Sun Bank of Osceola County, St. Cloud, Florida into Sun Bank of Seminole, National Association, Fern Park, Florida under the charter of Sun Bank of Seminole, National Association and under the title "Sun Bank, N.A.";

     NOW, THEREFORE, it is hereby certified that such merger was approved September 10, 1980, and is effective as of the opening of business November 14, 1980.

                              IN TESTIMONY WHEREOF, witness my signature and seal of office this 14th day of November, 1980.


                                              John G. Heimann
                                        Comptroller of the Currency

                              Charter No. 16108

                              Merger No. 1573

________________________________________________________________________________

                        CERTIFICATE FOR CERTIFIED COPY

     Comptroller of the Currency
TREASURY DEPARTMENT OF THE UNITED STATES ) SS
          Washington, D.C.


     I hereby certify that the foregoing is a true and complete copy of the certificate recorded in this office, dated the 14th day of November, 1980, merging the banks mentioned therein.

     IN WITNESS WHEREOF, I have on NOV 14, 1980 hereunto set my hand and caused
                                   ------------
the seal of the Comptroller of the Currency to be affixed to these presents.


                                             /s/ John G. Heimann

                                                 Comptroller of the Currency

                          Comptroller of the Currency
                   TREASURY DEPARTMENT OF THE UNITED STATES
                               Washington, D.C.

          WHEREAS, satisfactory evidence has been presented to the Comptroller of the Currency that all requisite legal and corporate action has been taken, in accordance with the statutes of the United States, to merge Sun First National Bank of Lake County, Leesburg, Florida and Sun First National Bank of Brevard County, Melbourne, Florida into Sun Bank, N.A., Orlando, Florida under the charter of Sun Bank, N.A. and under the title "Sun Bank, National Association";

          NOW, THEREFORE, it is hereby certified that such merger was approved October 18, 1982, and is effective as of December 17, 1982.

                                        IN TESTIMONY WHEREOF, witness my

                                        signature and seal of office this

                                        7th day of January, 1983.

                                                  C. T. Conover
                                             Comptroller of the Currency

                                        Charter No. 16108

                                        Merger No. 2004

________________________________________________________________________________

                        CERTIFICATE FOR CERTIFIED COPY

                          Comptroller of the Currency
                 TREASURY DEPARTMENT OF THE UNITED STATES ) SS
                               Washington, D.C.

          I hereby certify that the foregoing is a true and complete copy of the certificate recorded in this office, dated the 7th day of January, 1983, merging the banks mentioned therein.

          IN WITNESS WHEREOF, I have on FEB 07 1983 hereunto set my hand and
                                        -----------
caused the seal of the Comptroller of the Currency to be affixed to these presents.

                                                     /S/ C.T. Conover

                                                    Comptroller of the Currency

                                   EXHIBIT 3
                                   ---------

                   Copy of the Authorization of the Trustee
                      to Exercise Corporate Trust Powers

                                 EXHIBIT "A"

         [PICTURE OF TREASURY BUILDING OF UNITED STATES APPEARS HERE]

                          Comptroller of the Currency

                   Treasury Department of the United States

                               Washington, D.C.


     WHEREAS, SUN, BANK, NATIONAL ASSOCIATION, LOCATED IN ORLANDO, STATE OF FLORIDA, BEING A NATIONAL BANKING ASSOCIATION, ORGANIZED UNDER THE STATUTES OF THE UNITED STATES, HAS MADE APPLICATION FOR AUTHORITY TO ACT AS FIDUCIARY


     AND WHEREAS, APPLICABLE PROVISIONS OF THE STATUTES OF THE UNITED STATES AUTHORIZE THE GRANT OF SUCH AUTHORITY,


     NOW THEREFORE, I HEREBY CERTIFY THAT THE NECESSARY APPROVAL HAS BEEN GIVEN AND THAT THE SAID ASSOCIATION IS AUTHORIZED TO ACT IN ALL FIDUCIARY CAPACITIES PERMITTED BY SUCH STATUTES.


                                            IN TESTIMONY WHEREOF, WITNESS MY
[SEAL APPEARS HERE]                         SIGNATURE AND SEAL OF OFFICE THIS
                                            SEVENTH DAY OF DECEMBER, 1982.
                                            \S\  C.T. CONOVER
                                                 COMPTHOLDER OF THE CURRENCY

                                   EXHIBIT 4
                                   ---------

                  Copy of the Existing Bylaws of the Trustee

                        SUN BANK, NATIONAL ASSOCIATION



                                    BY-LAWS
                                    -------



                                   ARTICLE I
                                   ---------



                            Meeting of Shareholders
                            -----------------------

     Section 1.1. Annual Meeting. The regular annual meeting of the shareholders
                  --------------
for the election of directors and the transaction of whatever other business may properly come before the meeting, shall be held at the main office of the bank, 200 S. Orange Avenue, City of Orlando, County of Orange, State of Florida, or such other places as the Board of Directors may designate on the third Monday of January. Notice of such meeting shall be mailed, postage prepaid, at least ten
(10) days prior to the date thereof, addressed to each shareholder at his address appearing on the books of the bank. If, from any cause, an election of directors is not made on the said day, the Board of Directors shall order the election to be held on the next following banking day, or if not held on the next following banking day, as soon thereafter as practicable, according to the provisions of law; and notice thereof shall be given in the manner herein provided for the annual meeting. In any event said election of directors shall be held within sixty (60) days of the day fixed for the annual meeting.

     Section 1.2.   Special Meetings.  Except as otherwise specifically provided
                    ----------------
by statute, special meetings of the shareholders may be called for any purpose at any time by the Board of Directors or by any shareholder owning not less than twenty-five (25) percent of the stock of the bank. Every such special meeting, unless otherwise provided by law, shall be called by mailing, postage prepaid, not less than ten (10) days prior to the date fixed for such meeting, to each shareholder at his address appearing on the books of the bank, a notice stating the purpose of the meeting.

     Section 1.3.   Nominations for Directors.  Nominations for election to the
                    -------------------------
Board of Directors may be made by the Board of Directors or by any shareholder of any outstanding class of capital stock of the bank entitled to vote for the election of directors. Nominations, other than those made by or on behalf of the existing management of the Association, shall be made in writing and shall be delivered or mailed to the President of the Bank and to the Comptroller of the Currency, Washington, D.C., not less than fourteen (14) days nor more than fifty (50) days prior to any meeting of shareholders called for the election of directors, provided however, that if less than twenty-one (21) days notice of the meeting is given to shareholders, such nomination shall be mailed or delivered to the President of the Bank and to the Comptroller of the Currency not later than the close of business on the seventh (7th) day following the day on which the notice of meeting was mailed. Such noticication shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the total number of shares of capital stock of the bank that will be voted for each proposed nominee; (d) the name and residence address of the notifying shareholder; (e) the number of shares of capital stock of the bank owned by the notifying stockholder; and (f) the consent of the proposed nominee to serve, if elected. Nominations not made in accordance herewith may, in his discretion, be disgregarded by the Chairman of the meeting, and upon his instructions, the vote tellers may disregard all votes cast for each such nominee.

     Section 1.4.   Judges of Elections.  Every election of directors shall be
                    -------------------
managed by three judges, who shall be appointed by the Board of Directors. The judges of election shall hold and conduct the election at which they are appointed to serve; and all questions respecting the qualification of votes, the validity of the proxies and the acceptance or rejection of votes, shall be decided by such judges; and, after the election, they shall file with the Cashier or officer appointed pursuant to
(S)4.5 of the Bylaws, a certificate under their hands, certifying the result thereof and the names of the directors elected. The judges of election, at the request of the Chairman of the meeting, shall act as tellers of any other vote by ballot taken at such meeting, and shall certify the result thereof.

     Section 1.5 Proxies. Shareholders may vote at any meeting of the
                 -------
shareholders by proxies duly authorized in writing, but no officer or employee of this bank shall act as proxy. Proxies shall be valid only for one meeting, to be specified therein, and any adjournments of such meeting. Proxies shall be dated and shall be filed with the records of the meeting.

     Section 1.6 Quorum. A majority of the outstanding capital stock,
                 ------
represented in person or by proxy, shall constitute a quorum at any meeting of shareholders, unless otherwise provided by law; but in the event that there is less than a quorum, a majority of the outstanding capital stock, represented in person or by proxy, may adjourn any meeting, from time to time, and the meeting may be held, as adjourned, without further notice. A majority of the votes cast shall decide every question or matter submitted to the shareholders at any meeting, unless otherwise provided by law or by the Articles of Association.

                                  ARTICLE II
                                  ----------

                                  Directors
                                  ---------

     Section 2.1. Board of Directors. The Board of Directors (hereinafter
                  ------------------
sometimes referred to as the "Board"), shall have power to manage and administer the business and affairs of the bank. Except as expressly limited by law, all corporate powers of the bank shall be vested in and may be exercised by said Board.

     Section 2.2 Number. The Board of Directors shall consists of not less than
                 ------
five directors, the exact number within such minimum and maximum limits to be fixed and determined from time to time by resolution of a majority of the full Board or by resolution of the shareholders at any meeting thereof; provided, however, that a majority of the full Board of Directors may not increase the number of directors to a number which: (i) exceeds by more than two (2) the number of directors last elected by shareholders where such number was fifteen
(15) or less: and (ii) to a number which exceeds by more than four (4) the number of directors last elected by shareholders where such number was sixteen
(16) or more, but in no event shall the number of directors exceed twenty-five
(25). The President of the Association shall be a member of the Board.

     Section 2.3. Citizenship. All directors must, during their whole term of
                  -----------
service, be citizens of the United States, and of federal voting age.


     Section 2.4 Organization Meeting. The Chairman of the meeting, upon
                 --------------------
receiving the certificate of the judges, of the result of any election, shall notify the directors-elect of their election and of the time at which they are required to meet at the main office of the bank for the purpose of organizing the new Board and electing and appointing officers of the bank for the succeeding year. Such meeting shall be held on the day of the election or as soon thereafter as practicable, and, in any event, within thirty (30) days thereof. If, at the time fixed for such meeting, there shall not be a quorum present, the directors present may adjourn the meeting, from time to time, until a quorum is obtained.

     Section 2.5. Regular Meetings. The regular meetings of the Board of
                  ----------------
Directors shall be held, without notice, at the main office of the bank at such time and day of such months as shall be designated by the Board from time to time. Regular meetings of the Board of Directors may be held at other banking offices of the bank if the President calls for such location and causes notice thereof to be given to each director either by personal delivery or by mail, telegram, facsimile transmission or cablegram at least two (2) days before the meeting. The annual organization meeting of the Board shall be deemed and considered as the regular meeting of the Board for the month in which the annual organizational meeting is held.

     Section 2.6. Special Meetings. Special meetings of the Board of Directors
                  ----------------
may be called by the President of the bank, or at the request of three (3) or more directors. Each member of the Board shall be given notice stating the time and place, by telegram, cablegram, letter, facsimile transmission or in person, or each such special meeting. Notice of any meeting of the Board need not, however, be given to any director, if waived by him in writing (including telegram, cablegram or facsimile transmission) or if he shall be present at the meeting; and any meeting of the Board shall be a legal meeting without any notice thereof having been given, if all the members shall be present thereat. Except as otherwise provided in the bylaws or as may be indicated in the notice thereof, any and all business may be transacted at any special meeting.

     Section 2.7. Meetings by Conference Communication Devices. Regular or
                  --------------------------------------------
special meetings of the Board may be held by means of conference telephone or similar communication equipment whereby all persons participating in the meeting can hear each other at the same time, and participation by such means shall constitute presence in person at a meeting.

     Section 2.8. Quorum. A majority of the directors shall constitute a quorum
                  ------
at any meeting, except when otherwise provided by law; but in the event less than a majority remains at any meeting, the remaining directors may adjourn any meeting, from time to time, and the meeting may be held, adjourned without further notice.

     Section 2.9. Resignation. No director shall remain or stand for re-election
                  -----------
as a member of the Board of Directors who has attained the age of seventy (70) years or who by virtue of retirement or otherwise has ceased to be active in the profession or business in which such director was originally involved at the time of his nomination to the Board.

     Section 2.10.  Vacancies.  When any vacancy occurs among the directors, a
                    ---------
majority of the remaining directors may appoint a director to fill such vacancy at any regular meeting of the Board, or at a special meeting called for that purpose.

     Section 2.11.  Secretary to the Board.  The Board may appoint a Secretary
                    ----------------------
to the Board who shall, if appointed, keep accurate minutes of all meetings and provide for the giving of all notices required to be given to the Board.


                                  ARTICLE III
                                  -----------


                            Committees of the Board
                            -----------------------

     Section 3.1.   Examining Committee.  There shall be an Examining Committee
                    -------------------
composed of not less than three (3) directors, exclusive of any active officers, appointed by the Board annually or more often, which shall at least once during each calendar year, and within fifteen (15) months of the last such audit, make suitable audits of the bank or cause suitable audits to be made by auditors responsible only to the Board and at such time shall ascertain whether the affairs of the bank have been properly administered.

     Section 3.2.   Executive Committee.  There shall be an Executive Committee,
                    -------------------
which shall consist of the Chairman of the Board, the President, and one or more other directors of the bank appointed by resolution or resolutions passed by a majority of the full Board. The Executive Committee shall have and may exercise, when the Board is not in session, all the powers of the Board in the management of the business and affairs of the bank, provided, that the foregoing shall not be construed as authorizing action by the Executive Committee with respect to any action which by these bylaws is required to be taken by a vote of a specified proportion of the full Board, or any other action required by the Bylaws or Articles of Association or any amendment thereto, or by statute, to be taken by the Board or the shareholders as such.

     The Executive Committee shall have: (i) the duty to consider and approve actions to be taken in the various departments of the bank covering loans, operations, credit cards, marketing and public relations, which are not covered by existing policies and guidelines that require an immediate decision to effectively operate the bank; and (ii) the power to discount and purchase bills, notes and other evidences of debt, to buy and sell bills exchange, to examine and approve loans and discounts, to exercise authority regarding loans and discounts.

     Stated meetings of the Executive Committee, of which no notice shall be necessary, shall be held at such times and at such places as shall be fixed from time to time by resolution adopted by the Executive Committee. Special meetings of the Executive Committee may be called by the Chairman of the Board or the President or by any other two (2) members of the Executive Committee, at any time. Notice of any special meeting of the Executive Committee may be given in the manner provided in the bylaws for giving of notice of a special meeting of the Board. A majority of the Executive Committee shall constitute a quorum for the transaction of business; and the act of a majority of those present at any meeting at which a quorum is present shall be the act of the Executive Committee.

     The Executive Committee shall keep a written record of its acts and proceedings and shall report the same to the Board at the next regular meeting of the Board at which a quorum is present, and the original minutes shall be maintained by the Secretary to the Board. A secretary appointed by the Committee shall act as secretary to the Executive Committee.


     Section 3.3.   Other Committees.  The Board may appoint, from time to time,
                    ----------------
from its own members, other committees of one or more persons, for such purposes and with such powers as the Board may determine.


                                  ARTICLE IV
                                  ----------


                            Officers and Employees
                            ----------------------

     Section 4.1.   Chairman of the Board.  The Board of Directors shall elect
                    ---------------------
one of its members to be Chairman of the Board, such individual to serve at the pleasure of the Board. Subject to the supervision and direction of, and any limitations imposed by the Board, the Chairman shall have general executive powers as well as the specific duties and powers conferred by these bylaws or the by the Board including, without limiting the foregoing, during such periods of time as the Chairman is designated by the Board as the chief executive officer or as the chief administrative officer, or both, the duties, responsibilities and powers specified in these bylaws with respect to such designation or designations. The Chairman shall preside, when present, at all meetings of the shareholders, the Board and, if a Chairman of the Executive Committee has not been appointed by the Board, the Executive Committee, unless for the purposes of any such meeting, he shall delegate all or some of those duties to the President of the bank of Executive Vice President.

     Section 4.2    President. The Board shall appoint one of its members to be
                    ---------
President of the bank. The President shall have all duties and powers required by law to be exercised by a president of bank as such, and, subject to the supervision and direction of, and any limitations imposed by the board, he shall have general executive powers as well as the specific duties and powers conferred by these bylaws or by the Board including, without limiting the foregoing, during such periods of time as the President is designated by the Board as the chief executive officer or as the chief administrative officer, or both, the duties, responsibilities and powers specified in these bylaws with respect to such designation or designations. In the absence of the Chairman the President shall preside at all meetings of the shareholders, and, if a Chairman of the Executive Committee has not been appointed by the Board, the Executive Committee.

     Section 4.3    Chief Executive Officer. The Chief Executive Officer shall,
                    -----------------------
by virtue of such designation by the Board be the most senior officer of the bank, and all other officers and agents of the bank shall be subject to his direction. He shall be accountable to the Board for the fulfillment of his duties and responsibilities and, in the performance and exercise of all his duties, responsibilities and powers, he shall be subject to the supervision and direction of, and any limitations imposed by the Board. The Chief Executive Officer shall be responsible for interpretation and required implementation of the policies of the bank as determined and specified from time to time by the Board and he shall be responsible for the general management and direction of the business and affairs of the bank. For the purpose of fulfilling his duties and responsibilities, the Chief Executive Officer shall have, subject to these bylaws and the Board plenary authorities and powers, including general executive powers, the authority to delegate and assign duties, responsibilities and authorities, and, in the name of the bank and on its behalf, to negotiate and make any agreements, waivers or commitments which do not require the express approval of the Board provided, however, that if at any time the Chief Executive Officer is not also the President of the bank, he shall not have or exercise any of the powers which are expressly required by law to be exercised by a President of an bank as such.

     Section 4.4.  Executive Vice President, Senior Vice President, First Vice
                   -----------------------------------------------------------
President or Vice President.  The Board of Directors may appoint one or more
---------------------------
Executive Vice Presidents, Senior Vice Presidents, First Vice Presidents or Vice Presidents. Each Executive Vice President, Senior Vice President, First Vice President or Vice President shall have such powers and duties as may be assigned by the Board. In the absence of the President, the Board shall designate one Executive Vice President, or Senior Vice President, to perform all the duties of the President.

     Section 4.5.  Cashier.  The Board shall appoint a Cashier, or other
                   -------
designated officer who shall be custodian of the seal of the bank, records, documents and papers of the bank; assure the keeping of proper records of all transactions of the bank; assure the giving of notices required by these bylaws to be given, such notices not otherwise delegated to the Secretary to the Board; have and may exercise any and all other powers and duties pertaining by law, regulation or practice, to the Office of Cashier, or imposed by these bylaws; and also perform such other duties as may be assigned from time to time, by the Board. The Board may assign all of the above-referenced duties without conferring the formal title of "Cashier."

     Section 4.6  Other Officers.  The Board of Directors may appoint one or
                  --------------
more Assistant Vice Presidents, one or more Trust Officers, one or more Assistant Cashiers, one or more Managers and Assistant Managers of branches and such other officers and attorneys-in-fact as from time to time may appear to the Board to be required or desirable to transact the business of the bank. Such officers shall respectively exercise such powers and perform such duties as pertain to their several offices, or as may be conferred upon, or assigned to them by the Board, the Chairman of the Board or the President.

     Section 4.7    Tenure of Office. The President and other officers shall
                    ----------------
hold office for the current year for which the Board was elected, unless they shall resign, become disqualified, or be removed; any vacancy occurring in the Office of President shall be filled promptly by the Board.


                                   ARTICLE V
                                   ---------

                               Trust Department
                               ----------------

     Section 5.1.   Trust Department. There shall be a department of the bank
                    ----------------
which shall be designed and known as the Trust Department which shall exercise the trust powers and perform the fiduciary functions and responsibilities of the bank, subject to the control, direction and supervision of the Board. All committees and officers of the Trust Department shall be subject to the authority and direction of, and control and general supervision by the Board; any of the authorities, powers, duties or other functions in this Article delegated to, or otherwise prescribed with respect to, any committee (except the Trust Audit Committee) or officer of the Trust Department may, by appropriate action of the Board recorded in its minutes, be reserved unto the Board or delegated or otherwise assigned to some other committee or officer appointed by the Board. The Trust Department shall be operated separately and apart from every other department of the bank, and the assets held by the bank in its fiduciary capacity shall be kept separate from other assets owned by the bank.

     Section 5.2.   Trust Committee. Unless the Board elects to act in such
                    ---------------
capacity, there shall be a Trust Committee composed of five (5) or more capable and experienced persons, who may or may not be Directors of the bank, as may be appointed annually or more often by vote of a majority of the full Board. Subject to the authority of the Board, the Trust Committee shall have general responsibility for the supervision of the Trust Department and its activities and the authority to appoint one or more committees, which shall report to the Trust Committee, including but not limited to a Personal Trust Administration and Acceptance Committee, and a Corporate Trust Administration and Acceptance Committee; from time to time, and not less often than annually, shall reassess the organization and administration of the Trust Department to ensure the proper exercise of fiduciary powers; shall establish and from time to time, modify, as it may deem appropriate, written general policies and operating procedures for the conduct of the business and affairs of the Trust Department and to approve or disapprove any proposed deviations therefrom; shall review the minutes and recommendations of any committee which is required to report to the Trust Committee, and to take any action with respect thereto deemed by the Trust Committee to be needful or appropriate and note such action in its minutes; and to review in summary form the activities or personnel of the Trust Department. Except as, and to the extent otherwise prescribed by the provisions of these bylaws or action of the Board not inconsistent with these bylaws, the Trust Committee shall have and exercise general authority over and supervision of all officers and committees of the Trust Department. The committee(s) or officer(s) so appointed by the Trust Committee shall do or cause to be done all things necessary or proper in carrying on the business and affairs of the Trust Department in accordance with applicable provisions of law, rules and regulations and sound fiduciary principles.

     Section 5.3.   Trust Audit Committee. The Examining Committee established
                    ---------------------
under Article III, Section 3.1, of the bylaws, shall perform the responsibilities of and serve as the Trust Audit Committee. At least once during each calendar year and within fifteen (15) months of the last such examination and audit, the Examining Committee shall make an appropriate examination and audit of the Trust Department or cause an appropriate examination and audit of the Trust Department to be made by auditors responsible only to the Board. Such examinations and audits shall be made in compliance with applicable law, rules and regulations and in such manner and to such extent as shall enable the Committe to evaluate the condition of the Trust Department; to evaluate the effectiveness of the policies, practices and controls employed by the Trust Department to effect compliance and enforce correction of any violations, deficiencies or weaknesses; and to ascertain whether the Trust Department has been administered in accordance with applicable law, rules and regulations, and sound fiduciary principles. The Examination Committee shall make its formal written report to the Board promptly after receipt of the report of examination. Such report shall state whether the Trust Department has been administered in accordance with applicable law, rules and regulations, and sound fiduciary principles, whether adequate internal audit controls and procedures are being maintained, and shall recommend to the

Board such changes in the manner of doing business or conducting the affairs of the Trust Department as shall be deemed advisable. If additional examinations and audits are performed, the Examining Committee shall make a written report to the Board of the results of each such audit and examination at the next regular meeting of the Board at which a quorum is present. All reports of the Examining Committee, together with any action taken thereon, shall be noted in the minutes of the Board.

     Section 5.4.   Trust Executive Officer.  There shall be an officer who
                    -----------------------
shall be a qualified and competent person elected or appointed by the Board and who shall be designated by the Board as the officer having executive management, supervision and direction of all Trust Department activities, subject to the authority, direction and control of the Board and the Trust Committee. Such person shall do or cause to be done all things necessary or proper in carrying on the fiduciary business in accordance with applicable provisions of law, rules and regulations, and shall be responsible for all assets and documents held by the bank in connection with fiduciary matters.

     Section 5.5.   Trust Department Files.  There shall be maintained in the
                    ----------------------
Trust Department files containing all fiduciary records necessary to assure that the fiduciary responsibilities of the bank have been properly undertaken and discharged.


     Section 5.6.   Trust Investments. Funds held in a fiduciary ????? shall be
                    -----------------
invested in accordance with the instrument establishing the fiduciary ????? applicable law. If such instrument does not specify the character and class of investment to be made and does not vest in the bank a discretion in the matter, funds held pursuant to such instruments shall be invested in investments in which corporate fiduciaries may invest under applicable law.


                                  ARTICLE VI
                                  ----------


                         Stock and Stock Certificates
                         ----------------------------

     Section 6.1.   Transfers.  Shares of stock shall be transferable on the
                    ---------
books of the bank, and a transfer book shall be kept in which all transfers of stock shall be recorded. Every person becoming a shareholder by such transfer shall, in proportion to this shares, succeed to all rights of the prior holder of such shares.


     Section 6.2.  Stock Certificates.  Certificates of stock shall bear the
                   ------------------
signature of the President (which may be engraved, printed or impressed), and shall be signed manually or by facsimile process by the Cashier, Assistant Cashier, or any other officer appointed by the Board for that purpose, to be known as an Authorized Officer, and the seal of the bank shall be engraved thereon. Each certificate shall recite on its face that the stock represented thereby is transferable only upon the books of the bank properly endorsed.


                                  ARTICLE VII
                                  -----------


                               Seal of the Bank
                               ----------------

     Section 7.1.  Seal.  The seal of the bank shall be in such form as the
                   ----
Board of Directors may from time to time direct and adopt by resolution of the Board. The Chairman, President, any Executive Vice President, Senior Vice President, First Vice President, Vice President, Cashier, Assistant Cashier, or other officer thereunto designated and authorized by the Board of Directors, shall have authority to affix the seal of the bank to any document requiring such seal, and to attest the same.


                                 ARTICLE VIII
                                 ------------


                           Miscellaneous Provisions
                           ------------------------

     Section 8.1.  Fiscal Year.  The fiscal year of the bank shall be the
                   -----------
calendar year.

     Section 8.2.  Execution of Instruments.  All agreements, indentures,
                   ------------------------
mortgages, deeds, conveyances, transfers, certificates, declarations, receipts, discharges, releases, satisfactions, settlements, petitions, schedules, accounts, affidavits, bonds, undertakings, proxies and other instruments or documents may be signed, executed, acknowledged, verified, delivered or accepted on behalf of the bank by the Chairman of the Board, the President, or any Executive Vice

President, Senior Vice President, First Vice President, Vice President, or other officer appointed to function pursuant to Section 4.5, or, if in connection with the exercise of fiduciary powers of the bank, by any of said officers or by any Trust Officer. Any such instruments may also be executed, acknowledged, verified, delivered or accepted on behalf of the bank in such other manner and by such other officers as the Board may from time to time direct. The provisions of this Section 8.2. are supplementary to any other provision of these bylaws.

     Section 8.3.  Records.  The Articles of Association, the Bylaws and the
                   -------
proceedings of all meetings of the shareholders, the Board of Directors, and standing committees of the Board, shall be recorded in appropriate minute books provided for the purpose. The minutes of each meeting shall be signed by the Cashier, or other officer appointed to act as Secretary of the meeting.



                                  ARTICLE IX
                                  ----------


                           Inspection and Amendments
                           -------------------------

     Section 9.1.  Inspection.  A copy of the bylaws, with all amendments
                   ----------
thereto, shall at all times be kept in a convenient place at the main office of the bank, and shall be open for inspection to all shareholders during banking hours.

     Section 9.2.  Amendments.  The bylaws may be amended, altered or repealed,
                   ----------
at any regular meeting of the Board of Directors or at any special meeting called for that purpose of the Board of Directors, by the affirmative vote of a majority of the full Board of the Directors or at any regular or special meeting of the shareholder by the affirmative vote of the holders of a majority of the stock of the association.

                                   EXHIBIT 5
                                   ---------

                              Original Indenture

                                   EXHIBIT 6
                                   ---------


                    The Consent of the Trustee required by
              Section 321(b) of the Trust Indenture Act of 1939


     SunTrust Bank, Central Florida, National Association hereby consents, in accordance with the provisions of Section 321(b) of the Trust Indenture Act of 1939, that reports of examination by federal, state, territorial and district authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

                                        SUNTRUST BANK, CENTRAL FLORIDA,
                                             NATIONAL ASSOCIATION


                                        By: /s/ Alice Springer
                                            ------------------------------------
                                            Alice Springer
                                            Corporate Trust Officer

                                   EXHIBIT 7
                                   ---------

                            Report of Condition of
             SunTrust Bank, Central Florida, National Association

[LETTERHEAD OF FEDERAL FINANCIAL INSTITUTIONS EXAMINATION COUNCIL APPEARS HERE]
_______________________________________________________________________________

[LOGO APPEARS HERE]                                   Please refer to page i [1]
                                                      Table of Contents, for
                                                      the required disclosure
                                                      of estimated burden.
_______________________________________________________________________________

CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR
A BANK WITH DOMESTIC OFFICES ONLY AND
TOTAL ASSETS OF $300 MILLION OF MORE -- FFIEC 032
                                                   (970331)
REPORT AT THE CLOSE OF BUSINESS MARCH 31, 1997    ----------
                                                  (RCR:9999)

This report is required by law: 12 U.S.C. (S)324 (State member banks); 12 U.S.C. (S)1817 (State nonmember banks); and 12 U.S.C. (S)161 (National banks).

-------------------------------------------------------------------------------
Note: The Reports of Condition and Income must be signed by an authorized officer and the Report of Condition must be attested to by not less than two directors (trustees) for State nonmember banks and three directors for State member and National banks

I,   R. Todd Bowers/Senior Vice President & CFO
  -----------------------------------------------------------------------------
   Name and Title of Officer Authorized to Sign Report

of the named bank do hereby declare that these Reports of Condition and Income (including the supporting schedules) have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.

/s/ R. Todd Bowers                          R. Todd Bowers
-------------------------------------------------------------------------------
Signature of Officer Authorized to Sign Report

    April 24, 1997
-------------------------------------------------------------------------------
Date of Signature

_______________________________________________________________________________
For Banks Submitting Hard Copy Report Forms:


State Member Banks: Return the original and one copy to the appropriate Federal Reserve District Bank.

State Member Banks: Return the original only in the special return address envelope provided. If express mail is used in lieu of the special return address envelope, return the original only to the FDIC, c/o Quality Data Systems, 2127 Espey Court, Suite 204, Crofton, MD 21114.
_______________________________________________________________________________

This report form is to be filed by banks with domestic offices only. Banks with branches and consolidated subsidiaries in U.S. territories and possessions, Edge or Agreement subsidiaries, foreign branches, consolidated foreign subsidiaries, or International Banking Facilities must file FFIEC 031.
_______________________________________________________________________________
The Reports of Condition and Income are to be prepared in accordance with Federal regulatory authority instructions. NOTE: These instructions may in some cases differ from generally accepted accounting principles.

We, the undersigned directors (trustees), attest to the correctness of this Report of Condition (including the supporting schedules) and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate federal regulation authority and is true and correct.

/s/ George W. Koehm
-------------------------------------------------------------------------------
Director (Trustee)           George W. Koehm

/s/  William B. Wils
-------------------------------------------------------------------------------
Director (Trustee)

/s/ Robert L. Mellen, III.
-------------------------------------------------------------------------------
Director (Trustee)           Robert L. Mellen, III.

-------------------------------------------------------------------------------

National Banks: Return the original only in the special return address envelope provided. If express mail is used in lieu of the special return address envelope, return the original only to the FDIC, c/o Quality Data Systems, 2127 Espey Court, Suite 204, Crofton, MD 21114.

_______________________________________________________________________________

FDIC Certificate Number __________
                         RCN 8080
                                        CALL NO. 199        32      03-31-97

                                        STBR: 12-1159 08514 STCERT: 12-21043

                                        SUNTRUST BANK, CENTRAL FLORIDA, NATI
                                        P.O. BOX 3833
                                        ORLANDO, FL 32302

 BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEMS FEDERAL DEPOSIT INSURANCE
            CORPORATION, OFFICE OF THE COMPTROLLER OF THE CURRENCY

SUNTRUST BANK, CENTRAL FLORIDA N.A.               Call Data       :    03/31 97         State# :       12-1158    FFIEC 032
P.O. BOX 4418 CENTER 632                          Vendor ID       :    D                Cent # :       21043        RI-1
ATLANTA, GA 30302                                 Transit # :          06310216

                                                                                                                      --------------
                                                                                                                             3
                                                                                                                      --------------

CONSOLIDATED REPORT OF INCOME
FOR THE PERIOD JANUARY 1, 1997 - MARCH 31, 1997

All Report of Income schedules are to be reported on a calendar year-to-date basis in thousands of dollars.

SCHEDULE RI - INCOME STATEMENT

                                                                                                                              1380
                                                                                            Dollar Amounts in Thousands
----------------------------------------------------------------------------------------------------------------------
1. Interest Income:
   a. Interest and fee income on loans:                                                            RIAD
                                                                                                   ----    ------------
      (1)  Loans secured by real estate_________________________________________________________   4011          34,807     1.a.1
                                                                                                           ------------
      (2)  Loans to finance agricultural production and other loans to farmers__________________   4024             676     1.a.2
                                                                                                           ------------
      (3)  Commercial and industrial loans______________________________________________________   4012          29,185     1.a.3
                                                                                                           ------------
      (4)  Loans to individuals for household, family, and other personal expenditures:
                                                                                                           ------------
           (a)  Credit cards and related plans__________________________________________________   4054             834     1.a.4.a
                                                                                                           ------------
           (b)  Other___________________________________________________________________________   4055           9,552     1.a.4.b
                                                                                                           ------------
      (5)  Loans to foreign governments and official institutions_______________________________   4068               0     1.a.5
                                                                                                           ------------
      (6)  Obligations (other than securities and leases) of state and political subdivisions in the U.S.:
                                                                                                           ------------
           (a)  Taxable obligations_____________________________________________________________   4503              59     1.a.6.a
                                                                                                           ------------
           (b)  Tax-exempt obligations__________________________________________________________   4504           2,369     1.a.6.b
                                                                                                           ------------
      (7)  All other loans______________________________________________________________________   4058           5,537     1.a.7
                                                                                                           ------------
   b. Income from lease financing receivables:
                                                                                                           ------------
      (1)  Taxable leases_______________________________________________________________________   4506           1,980     1.b.1
                                                                                                           ------------
      (2)  Tax-exempt leases____________________________________________________________________   4307              58     1.b.2
                                                                                                           ------------
   c. Interest income on balances due from depository institutions (1)__________________________   4115             264     1.c
                                                                                                           ------------
   d. Interest and dividend income on securities:
                                                                                                           ------------
      (1)  U.S. Treasury securities and U.S. Government agency obligations______________________   4027          13,918     1.d.1
                                                                                                           ------------
      (2)  Securities issued by states and political subdivisions in the U.S.:
                                                                                                           ------------
           (a)  Taxable securities______________________________________________________________   4508               0     1.d.2.a
                                                                                                           ------------
           (b)  Tax-exempt securities___________________________________________________________   4807             560     1.d.2.b
                                                                                                           ------------
      (3)  Other domestic debt securities_______________________________________________________   3867               1     1.d.3
                                                                                                           ------------
      (4)  Foreign debt securities______________________________________________________________   3658               4     1.d.4
                                                                                                           ------------
      (5)  Equity securities (including investments in mutual funds)____________________________   3659              58     1.d.5
                                                                                                           ------------
   e. Interest income from trading assets_______________________________________________________   4059               0     1.e
                                                                                                           ------------
   f. Interest income on federal funds sold and securities purchased under agreements to resell_   4020           7,765     1.f
                                                                                                           ------------
   g. Total interest income (sum of items 1.a through 1.f)______________________________________   4107         107,628     1.g
                                                                                                           ------------

___________
(1) Includes interest income on time certificates of deposits not held for trading.

SUNTRUST BANK, CENTRAL FLORIDA N.A.            Call Date:        03/31/97        State #:       12-1159       FFIEC 032
P.O. BOX 4418 CENTER 632                       Vendor ID:        D                Cert #:       21043           RI-2
ATLANTA, GA 30302                              Transit #:        06310215
                                                                                                             ------------
                                                                                                                  4
                                                                                                             ------------

 SCHEDULE RI - CONTINUED
                                                                                            Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------
 2. Interest expense:
    a. Interest on deposits:
       (1)  Transaction accounts (NOW accounts, ATS accounts, and                    RIAD   YEAR-TO-DATE
                                                                                     ----   ------------
             telephone and preauthorized transfer accounts)________________________  4508            445                    2.a.1
                                                                                            ------------
       (2)  Nontransaction accounts:
                                                                                            ------------
            (a) Money market deposit accounts (MMDAs)______________________________  4509          3,373                    2.a.2a
                                                                                            ------------
            (b) Other savings deposits_____________________________________________  4511          9,215                    2.a.2b
                                                                                            ------------
            (c) Time deposits of $100,000 or more__________________________________  A517          2,908                    2.a.2c
                                                                                            ------------
            (d) Time deposits of less than $100,000________________________________  A518          8,864                    2.a.2d
                                                                                            ------------
    b.  Expense of federal funds purchased and securities sold under
                                                                                            ------------
         agreements to repurchase__________________________________________________  4180         26,825                    2.b
                                                                                            ------------
    c.  Interest on demand notes issued to the U.S. Treasury, trading liabilities,
                                                                                            ------------
         and on other borrowed money_______________________________________________  4185              1                    2.c
                                                                                            ------------
    d.  Not applicable
                                                                                            ------------
    e.  Interest on subordinated notes and debentures______________________________  4200              0                    2.e
                                                                                            ------------
    f.  Total interest expense (sum of items 2.a through 2.e)______________________  4073         51,629 RIAD               2.f
                                                                                            ------------ ---- ----------
 3. Net interest income (item 1.g minus 2.f)___________________________________________________________  4074     55,999    3.
                                                                                                              ----------
 4. Provisions:
                                                                                                              ----------
    a. Provision for loan and lease losses_____________________________________________________________  4230      1,749    4.a
                                                                                                              ----------
    b. Provision for allocated transfer risk___________________________________________________________  4243          0    4.b
                                                                                                              ----------
 5. Noninterest income:                                                              RIAD
                                                                                     ----   ------------
    a. Income from fiduciary activities____________________________________________  4070          6,272                    5.a
                                                                                            ------------
    b. Service charges on deposit accounts_________________________________________  4080          9,324                    5.b
                                                                                            ------------
    c. Trading revenue (must equal Schedule RI, sum of
                                                                                            ------------
        Memorandum items 8.a through 8.d)__________________________________________  A220              0                    5.c
                                                                                            ------------
    d.  - e.  Not applicable
    f.  Other noninterest income:
                                                                                            ------------
       (1)  Other fee income_______________________________________________________  5407         17,747                    5.f.1
                                                                                            ------------
       (2)  All other noninterest income* _________________________________________  5408          2,533 RIAD               5.f.2
                                                                                            ------------ ----  ----------
    g. Total noninterest income (sum of items 5.a through 5.f)__________________________________________ 4079     35,876    5.g
                                                                                                               ----------
 6. a. Realized gains (losses) on held-to-maturity securities___________________________________________ 3521          0    6.a
                                                                                                               ----------
    b. Realized gains (losses) on available-for-sale securities_________________________________________ 3198       (216)   6.b
                                                                                                               ----------
 7. Noninterest expense:
    a. Salaries and employee benefits______________________________________________  RIAD
                                                                                     ----   ------------
                                                                                     4135         16,654                    7.a
                                                                                            ------------
    b. Expenses of premises and fixed assets (net of rental income)
                                                                                            ------------
        (excluding salaries and employee benefits and mortgage interest)___________  4217          6,224                    7.b
                                                                                            ------------
    c. Other noninterest expense*__________________________________________________  4092         32,141 RIAD               7.c
                                                                                            ------------ ----  ----------
    d. Total noninterest expense (sum of items 7.a through 7.c)_________________________________________ 4093      55,019   7.d
                                                                                                               ----------
 8. Income (loss) before income taxes and extraordinary items and other
                                                                                                               ----------
     adjustments (item 3 plus or minus items 4.a, 4.b. 5.g, 6.a, 6.b, and 7.d)__________________________ 4301      34,891   8.
                                                                                                               ----------
 9. Applicable income taxes (on item 8)_________________________________________________________________ 4302      12,665   9.
                                                                                                               ----------
10. Income (loss) before extraordinary items and other adjustments (item 8 minus 9)_____________________ 4300      22,228   10.
                                                                                                               ----------
11. Extraordinary items and other adjustments, net of income taxes*_____________________________________ 4320           0   11.
                                                                                                               ----------
12. Net income (loss) (sum of items 10 and 11)__________________________________________________________ 4340      22,226   12.

______
* Describe on Schedule RI-E - Explanations.

SUNTRUST BANK, CENTRAL FLORIDA N.A.                      Call Date:        03/31/97        State #:       12-1159         FFIEC 032
P.O. BOX 4418 CENTER 632                                 Vendor ID:        D                Cart #:       21043             RI-3
ATLANTA, GA 30302                                        Transit#:         06310215
                                                                                                                          ---------
                                                                                                                              5
                                                                                                                          ---------
SCHEDULE RI - CONTINUED
                                                                                                                             1381 -
                                                                                                 Dollar Amounts in Thousands
----------------------------------------------------------------------------------------------------------------------------
 Memoranda

 1.  Interest expense incurred to carry tax-exempt securities, loans, and leases acquired after          RIAD   Year to Date
                                                                                                         ----   ------------
     August 7, 1986, that is not deductible for federal income tax purposes _________________________    4513           481  M.1
                                                                                                                ------------
 2.  Income from the sale and servicing of mutual funds and annuities (included in
                                                                                                                ------------
     Schedule RI, item 8) ___________________________________________________________________________    8431         1,358  M.2
                                                                                                                ------------
 3.  Not applicable

 4.  Number of full-time equivalent employees on payroll at end of current period (round to                        Number
                                                                                                                ------------
     nearest whole number ___________________________________________________________________________    4150         1,593  M.4
                                                                                                                ------------
 5-6. Not applicable
 7.  If the reporting bank has restated its balance sheet as a result of applying push down                       MM/DD/YY
                                                                                                                ------------
     accounting this calendar year, report the date of the bank's acquisition _______________________    9106          N/A   M.7
                                                                                                                ------------
 8.  Trading revenue (from cash instruments and off-balance sheet derivative instruments)
     (sum of Memorandum items 8.a through 8.d must equal Schedule RI, item 5.c):
                                                                                                                ------------
     a. Interest rate exposures _____________________________________________________________________    8757             0  M.8.a
                                                                                                                ------------
     b. Foreign exchange exposures __________________________________________________________________    8758             0  M.8.b
                                                                                                                ------------
     c. Equity security and index exposures _________________________________________________________    8759             0  M.8.c
                                                                                                                ------------
     d. Commodity and other exposures _______________________________________________________________    8760             0  M.8.d
                                                                                                                ------------
 9.  Impact of income of off-balance sheet derivatives held for purposes other than trading:
                                                                                                                ------------
     a. Net increase (decrease) to interest income __________________________________________________    8761             0  M.9.a
                                                                                                                ------------
     b. Net (increase) decrease to interest expense _________________________________________________    8762            12  M.9.b
                                                                                                                ------------
     c. Other (noninterest) allocations _____________________________________________________________    8763             0  M.9.c
                                                                                                                ------------
 10. Credit losses on off-balance sheet derivatives (see instructions) ______________________________    A251             0  M.10
                                                                                                                ------------
 11. Does the reporting bank have a Subchapter S election in effect for                                            Yes/No
                                                                                                                ------------
     federal income tax purposes for the current tax year? __________________________________________    A530            NO  M.11
                                                                                                                ------------
 12. Deferred portion of total applicable income taxes included in Schedule RI,
                                                                                                                ------------
     items 9 and 11 (to be reported with the December Report of Income)______________________________    4772             0  M.12
                                                                                                                ------------

SCHEDULE RI-A  - CHANGES IN EQUITY CAPITAL

Indicate decreases and losses in parentheses.                                                                                1383 -
                                                                                                 Dollar Amounts in Thousands
----------------------------------------------------------------------------------------------------------------------------
                                                                                                         RIAD
                                                                                                         ----   ------------
 1.  Total equity capital originally reported in the December 31, 1996, Reports of Condition and
     Income _________________________________________________________________________________________    3215       477,333  1
                                                                                                                ------------
 2.  Equity capital adjustments from amended Reports of Income, net* ________________________________    3218             0  2.
                                                                                                                ------------
 3.  Amended balance end of previous calendar year (sum of items 1 and 2) ___________________________    3217       477,333  3.
                                                                                                                ------------
 4.  Net income (loss) (must equal Schedule RI, item 12) ____________________________________________    4340        22,226  4.
                                                                                                                ------------
 5.  Sale, conversion, acquisition, or retirement of capital stock, net _____________________________    4346             0  5.
                                                                                                                ------------
 6.  Changes incident to business combinations, net _________________________________________________    4350             0  6.
                                                                                                                ------------
 7.  LESS: Cash dividends declared on preferred stock _______________________________________________    4470             0  7.
                                                                                                                ------------
 8.  LESS: Cash dividends declared on common stock __________________________________________________    4450             0  8.
                                                                                                                ------------
 9.  Cumulative effect of changes in accounting principles from prior years *(see instructions for
                                                                                                                ------------
     this schedule) _________________________________________________________________________________    4411             0  9.
                                                                                                                ------------
 10. Corrections of material accounting errors from prior years *(see instructions for this schedule)    4412             0  10.
                                                                                                                ------------
 11. Change in net unrealized holding gains (losses) on available-for-sale securities _______________    8433        (3,642) 11.
                                                                                                                ------------
 12. Other transactions with parent holding company *(not included in item 5, 7, or 8 above) ________    4415             0  12.
                                                                                                                ------------
 13. Total equity capital end of current period (sum of items 3 through 12) (must equal
     Schedule RC item 28) ___________________________________________________________________________    8210       495,917  13.

_________
* Describe on Schedule RI-E - Explanations

SUNTRUST BANK, CENTRAL FLORIDA N.A.                 Call Date:         03/31/97           State #:         12-1159        FFIEC 032
P.O. BOX 4418 CENTER 632                            Vendor ID:         D                   Cert #:           21043          RI-4
ATLANTA, GA 30302                                   Transit #:         06310215
                                                                                                                          ---------
                                                                                                                              6
                                                                                                                          ---------
SCHEDULE RI-B - CHARGE-OFFS AND RECOVERIES AND CHANGES
                IN ALLOWANCE FOR LOAN AND LEASE LOSSES

PART I. CHARGE-OFFS AND RECOVERIES ON LOAN AND LEASES (1)

Part I excludes charge-offs and recoveries through the
allocated transfer risk reserve.                                                                                              1386 -
                                                                                                 Dollar Amounts in Thousands
----------------------------------------------------------------------------------------------------------------------------
                                                                                               ---Calendar year-to-date---
                                                                                           (Column A)            (Column B)
 1.  Loans secured by real estate:                                                RIAD    Charge-offs    RIAD    Recoveries
                                                                                  ----   -------------   ----   ------------
     a. To U.S. addressees (domicile) _________________________________________   4651            690    4661           241  1.a
                                                                                         -------------          ------------
     b. To non-U.S. addressees (domicile) _____________________________________   4652              0    4662             0  1.b
                                                                                         -------------          ------------
 2.  Loans to depository institutions and acceptances of other banks:
                                                                                         -------------          ------------
     a. To U.S. banks and other U.S. depository institutions __________________   4653              0    4663             0  2.a
                                                                                         -------------          ------------
     b. To foreign banks ______________________________________________________   4654              0    4664             0  2.b
                                                                                         -------------          ------------
 3.  Loans to finance agricultural production and other loans to farmers ______   4655              0    4665             0  3
                                                                                         -------------          ------------
 4.  Commercial and industrial loans:
                                                                                         -------------          ------------
     a. To U.S. addressees (domicile) _________________________________________   4645             60    4617            26  4.a
                                                                                         -------------          ------------
     b. To non-U.S. addressees (domicile) _____________________________________   4646              0    4618             0  4.b
                                                                                         -------------          ------------
 5.  Loans to individuals for household, family, and other personal expenditures:
                                                                                         -------------          ------------
     a. Credit cards and related plans ________________________________________   4656            152    4666            68  5.a
                                                                                         -------------          ------------
                                                                                         -------------          ------------
     b. Other (includes single payment, installment, and all student
        loans) ________________________________________________________________   4657            628    4667           181  5.b
                                                                                         -------------          ------------
 6.  Loans to foreign governments and official institutions ___________________   4643              0    4627             0  6
                                                                                         -------------          ------------
 7.  All other loans __________________________________________________________   4644             90    4628            38  7
                                                                                         -------------          ------------
 8.  Lease financing  receivables:
                                                                                         -------------          ------------
     a. Of U.S. addressees (domicile) _________________________________________   4658              0    4668             3  8.a
                                                                                         -------------          ------------
     b. Of non-U.S. addressees (domicile) _____________________________________   4659              0    4669             0  8.b
                                                                                         -------------          ------------
 9.  Total (sum of items 1 through 8)                                             4635          1,620    4605           557  9
                                                                                         -------------          ------------

 MEMORANDA
                                                                                                 Dollar Amounts in Thousands
----------------------------------------------------------------------------------------------------------------------------

 1 - 3. Not applicable.                                                                         ---Calendar year-to-date---
 4.  Loans to finance commercial real estate, construction, and land                       (Column A)            (Column B)
     development activities (not secured by real estate) included in              RIAD    Charge-offs    RIAD    Recoveries
                                                                                  ----   -------------   ----   ------------
     Schedule RI-B, part 1, items 4 and 7, above ______________________________   5409              0    5410             0  M.4
                                                                                         -------------          ------------
 5.  Loans secured by real estate (sum of Memorandum items 5.a through 5.e must equal sum of Schedule RI-B, part 1, item 1.a and 1.b, above):
                                                                                         -------------          ------------
     a. Construction and land development _____________________________________   3582              0    3583             0  M.5.a
                                                                                         -------------          ------------
     b. Secured by farmland ___________________________________________________   3584              0    3585             0  M.5.b
                                                                                         -------------          ------------
     c. Secured by 1-4 family residential properties:
          (1) Revolving, open-end loans secured by 1-4 family residential
                                                                                         -------------          ------------
              properties and extended under lines of credit____________________   5411              0    5412             0  M.5.c1
                                                                                         -------------          ------------
          (2) All other loans secured by 1-4 family residential properties ____   5413            138    5414             2  M.5.c2
                                                                                         -------------          ------------
     d. Secured by multifamily (5 or more) residential properties _____________   3588              0    3589             0  M.5.d
                                                                                         -------------          ------------
     e. Secured by nonfarm nonresidential properties __________________________   3590            552    3681           239  M.5.e

SUNTRUST BANK, CENTRAL FLORIDA N.A.          Call Date:          03/31/97            State #:       12-11-89       FFIEC O32
P.O. BOX 4418 CENTER 632                     Vendor ID:          D                    Cert #:       21043             R1-5
ATLANTA, GA 30302                            Transit #:          06310215
                                                                                                                   ------------
                                                                                                                        7
                                                                                                                   ------------

SCHEDULE RI-B - CONTINUED

Part 11. CHANGES IN ALLOWANCE FOR LOAN AND LEASE LOSSES
                                                                                              Dollar Amounts in Thousands
-------------------------------------------------------------------------------------------------------------------------
                                                                                                      RIAD
                                                                                                      ----  -------------
1.   Balance originally reported in the December 31, 1996. Reports of Condition and Income__________  3124        87.104  1.
                                                                                                            -------------
2.   Recoveries (must equal part 1, item 9, column B above)_________________________________________  4605           557  2.
                                                                                                            -------------
3.   LESS: Charge-offs (must equal part 1, item 9, column A above)__________________________________  4635         1,620  3.
                                                                                                            -------------
4.   Provision for loan and lease losses (must equal Schedule R1, item 4.a)_________________________  4230         1,749  4.
                                                                                                            -------------
5.   Adjustments* (see instructions for this schedule)______________________________________________  4615             0  5.
                                                                                                            -------------
6.   Balance end of current period (sum of items 1 through 5) (must equal Schedule RC,
                                                                                                            -------------
     item 4.b)______________________________________________________________________________________  3123        87,790  6.
                                                                                                            -------------

*    Describe on Schedule RI-E - Explanations:

SCHEDULE RI-E - EXPLANATIONS

SCHEDULE RI-E IS TO BE COMPLETED EACH QUARTER ON A CALENDAR YEAR-TO-DATE BASIS.

Detail all adjustments in Schedules RI-A and RI-B, all extraordinary items and other adjustments in Schedule
RI, and all significant items of other noninterest income and other noninterest expense in Schedule RI.
(See instructions for details)
                                                                                                                             1395 -
                                                                                               Dollar Amounts in Thousands
--------------------------------------------------------------------------------------------------------------------------
1.   All other noninterest income (from Schedule RI, item 5.f.(2))

     Report amounts that exceed 10% of Schedule RI. item 5.f.(2):                                     RIAD  Year to Date
                                                                                                      ----  -------------
     a. Net gains (losses) on other real estate owned ______________________________________________  5415             0  1.a
                                                                                                            -------------
     b. Net gains (losses) on sales of loans _______________________________________________________  5416           457  1.b
                                                                                                            -------------
     c. Net gains (losses) on sales of premises and fixed assets ___________________________________  5417             0  1.c
                                                                                                            -------------
     Itemize and describe the three largest other amounts that exceed 10% of Schedule RI, item 5.f.(2):
                   TEXT
                 -----------------------------------------------------------------------------              -------------
        d.  4461  Sale of Customer Checks                                                             4461           441  1.d
                 -----------------------------------------------------------------------------              -------------
        e.  4462                                                                                      4462             0  1.e
                                                                                                            -------------
        f.  4463                                                                                      4463             0  1.f
                                                                                                            -------------

2.   Other noninterest expense (from Schedule RI, item 7.c):                                          RIAD   Year to Date
                                                                                                      ----  -------------
     a. Amortization expense of intangible assets ____________________________________________        4531             0  2.a
                                                                                                            -------------
     Report amounts that exceed 10% of Schedule RI, item 7.c
                                                                                                            -------------
     b. Net (gains) losses on other real estate owned ________________________________________        5418             0  2.b
                                                                                                            -------------
     c. Net (gains) losses on sales of loans__________________________________________________        5419             0  2.c
                                                                                                            -------------
     d. Net (gains) losses on sales of premises and fixed assets______________________________        5420             0  2.d
     Itemize and describe the three largest other amounts that exceed 10% of Schedule RI,                   -------------
     item 7.c:

                    TEXT                                                                              RAID
                 ------------------------------------------------------------------------------       ----  -------------
        e.  4464  I/C Data Processing Fee                                                             4464        10,474  2.e
                 ------------------------------------------------------------------------------             -------------
        f.  4467  Credit/Debit Card                                                                   4467         7,188  2.f
                 ------------------------------------------------------------------------------             -------------
        g.  4468                                                                                      4468             0  2.g
                                                                                                            -------------

SUNTRUST BANK, CENTRAL FLORIDA N.A.               Call Date:         03/31/97    State #:                12-1159      FFIEC 032
P.O. BOX 4418 CENTER 632                          Vendor ID:         D            Cert #:                21043           RI-6
ATLANTA, GA 30302                                 Transit:           06310215
                                                                                                                    -----------
                                                                                                                         8
                                                                                                                    -----------

SCHEDULE RI-E - CONTINUED

                                                                                                  Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------------------------
3. Extraordinary items and other adjustments (from Schedule RI, item 11.a)
   and applicable income tax effect (from Schedule RI, item 11.b) (itemize
   and describe all extraordinary items and other adjustments):                                                Year-to-Date

                    TEXT                                                                                  RIAD
                                                                                                          ----  --------------
                                                                                   RIAD                   4469             0  3.a.1
 a. (1)  4469                                                                      ----  ---------------        --------------
      (2) Applicable income tax effect ___________________________________________ 4486              0                        3.a.2
                                                                                         ---------------        --------------
                                                                                                          4487             0  3.b.1
 b. (1)  4487                                                                            ---------------        --------------
      (2) Applicable income tax effect ___________________________________________ 4488              0                        3.b.2
                                                                                         ---------------        --------------
                                                                                                          4489             0  3.c.1
 c. (1)  4489                                                                            ---------------        --------------
      (2) Applicable income tax effect ___________________________________________ 4491              0                        3.c.2
                                                                                         ---------------
4. Equity capital adjustments from amended Reports of Income (from Schedule RI-A, item 2)
   (itemize and describe all adjustments):

                    TEXT                                                                                  RIAD
                                                                                                          ----  --------------
     a. 4492                                                                                              4492             0  4.a
                                                                                                                --------------
     b. 4493                                                                                              4493             0  4.b
                                                                                                                --------------
5. Cumulative effect of changes in accounting principles from prior years
   (from Schedule RI-A, item 9) (itemize and describe all changes in accounting principles):

                    TEXT                                                                                  RIAD
                                                                                                          ----  --------------
     a. A546 Effect of change to GAAP from previous non-GAAP instructions                                 A546             0  5.a
                                                                                                                --------------
     b. 4495                                                                                              4495             0  5.b
                                                                                                                --------------
6. Corrections of material accounting errors from prior years (from Schedule RI-A, item 10)
   (itemize and describe all corrections):

                    TEXT                                                                                  RIAD
                                                                                                          ----  --------------
     a. 4496                                                                                              4496             0  6.a
                                                                                                                --------------
     b. 4497                                                                                              4497             0  6.b
                                                                                                                --------------
7. Other transactions with parent holding company (from Schedule RI-A, item 12)
   (itemize and describe all such transactions):

                    TEXT                                                                                  RIAD
                                                                                                          ----  --------------
     a. 4498                                                                                              4498             0  7.a
                                                                                                                --------------
     b. 4499                                                                                              4499             0  7.b
                                                                                                                --------------
8. Adjustments to allowance for loan and lease losses (from Schedule RI-B, part II, item 5)
   (itemize and describe all adjustments):

                    TEXT                                                                                  RIAD
                                                                                                          ----  --------------
     a. 4521                                                                                              4521             0  8.a
                                                                                                                --------------
     b. 4522                                                                                              4522             0  8.b
                                                                                                                --------------
                                                                                                                        1398    1399
9. Other explanations (the space below is provided for bank to briefly describe, at its option, any other significant items affecting the Report of in RIAD
                                                               --------------------
   X = NO COMMENT - Y = COMMENT ______________            4769        X
                                                               --------------------
   Other explanations (please type or print clearly):
           TEXT 4769 (70 characters per line)
           ____________________________________________________________________________________________________
           ____________________________________________________________________________________________________
           ____________________________________________________________________________________________________
           ____________________________________________________________________________________________________
           ____________________________________________________________________________________________________
           ____________________________________________________________________________________________________
           ____________________________________________________________________________________________________
           ____________________________________________________________________________________________________
           ____________________________________________________________________________________________________
           ____________________________________________________________________________________________________

SUNTRUST BANK, CENTRAL FLORIDA N.A.               Call Date:     03/31/97       State #:       12-1168        FFIEC 032
P.O. BOX 4418 CENTER 632                          Vendor ID:     D               Cert #:       21043           RC-1
ATLANTA, GA 30302                                 Transit #:     06310215
                                                                                                            -----------
                                                                                                                 9
                                                                                                            -----------
CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL
AND STATE-CHARTERED SAVING BANKS FOR MARCH 31, 1997

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, reported from the amount outstanding as of the last business of the quarter.

SCHEDULE RC - BALANCE SHEET

                                                                            C300

                                                                                           Dollar Amounts in Thousands
----------------------------------------------------------------------------------------------------------------------
ASSETS
1.  Cash and balance due from depository institutions(from Schedule RC-A):                          RCON
                                                                                                    ----  ------------
    a. Noninterest-bearing balances and currency and cash (1)_____________________________________  0081      733,165  1.a
                                                                                                          ------------
    b. Interest-bearing balances (2)______________________________________________________________  0071        4,167  1.b
                                                                                                          ------------
2.  Securities:
                                                                                                          ------------
    a. Held-to-maturity securities (from Schedule RC-B column A)__________________________________  1754            0  2.a
                                                                                                          ------------
    b. Available-for-sale securities (from Schedule RC-B, column D)_______________________________  1773      952,838  2.b
                                                                                                          ------------
3.  Federal funds sold and securities purchased under agreements to resell________________________  1350      515,262  3
                                                                                                          ------------
4.  Loans and lease financial receivables:                                      RCON
                                                                                ---- -------------
    a. Loans and leases, net of unearned income (from Schedule RC-C)__________  2122    4,491,900                      4.a
                                                                                     -------------
    b. LESS: Allowance for loan and lease losses______________________________  3123       87,790                      4.b
                                                                                     -------------
    c. LESS: Allocated transfer risk reserve__________________________________  3128            0                      4.c
                                                                                     -------------
    d. Loans and leases, net of unearned income,                                                 RCON
                                                                                                 ---- -------------
       allowance and reserve (item 4.a minus 4.b and 4.c)______________________________________  2125    4,404,110  4.d
                                                                                                      -------------
5.  Trading assets (from Schedule RC-D)________________________________________________________  3545            0  5.
                                                                                                      -------------
6.  Premises and fixed assets (including capitalized leases)___________________________________  2145       57,540  6.
                                                                                                      -------------
7.  Other real estate owned (from Schedule RC-M)_______________________________________________  2150        5,306  7.
                                                                                                      -------------
8.  Investments in unconsolidated subsidiaries and associated companies (from Schedule RC-M)___  2130        7,804  8.
                                                                                                      -------------
9.  Customers' liability to this bank on acceptances outstanding_______________________________  2155        2,944  9.
                                                                                                      -------------
10. Intangible assets (from Schedule RC-M)_____________________________________________________  2143            0  10.
                                                                                                      -------------
11. Other assets (from Schedule RC-F)__________________________________________________________  2160       98,845  11.
                                                                                                      -------------
12. Total assets (sum of items 1 through 11)____________________________________________________  2170    8,781,981 12.
                                                                                                      -------------

__________________
(1) Includes cash items in process of collection and unposted debits.
(2) Includes time certificates of deposit not held for trading.

SUNTRUST BANK, CENTRAL FLORIDA N.A.             Call Data:    03/31/97      State#:         12-1159      FFIEC 032
P.O. BOX 4418 CENTER 632                        Vendor ID:    D             Cert# :         21043          RC-2
ATLANTA, GA 30302                               Transit# :    06310215

                                                                                                                      --------------
                                                                                                                            10
                                                                                                                      --------------

SCHEDULE RC - CONTINUED
                                                                                       Dollar Amounts in Thousands
----------------------------------------------------------------------------------------------------------------------------
LIABILITIES
13. Deposits:                                                                                              RCON
                                                                                                           ---- ------------
    a. In domestic offices (sum of totals of columns A and C from Schedule RC-E)_______ RCON               2200   4,042,267  13.a
                                                                                        ----- ------------      ------------
       (1) Noninterest-bearing (1)_____________________________________________________ 8831    1,268,212                    13.a.1
                                                                                              ------------
       (2) Interest-bearing____________________________________________________________ 8836    2,774,055                    13.a.2
                                                                                              ------------
    b. In foreign offices.  Edge and Agreement subsidiaries, and IBFs
       (1) Noninterest-bearing____________________________________________________________________________
       (2) Interest-bearing_______________________________________________________________________________
                                                                                                                ------------
14. Federal funds purchased and securities sold under agreements to repurchase____________________________ 2800   2,183,624  14
                                                                                                                ------------
15. a. Demand notes issued to the U.S. Treasury___________________________________________________________ 2840           0  15.a
                                                                                                                ------------
    b. Trading liabilities (from Schedule RC-D)___________________________________________________________ 3548           0  15.b
16. Other borrowed money (includes mortgage indebetedness and obligations under capitalized leases):
                                                                                                                ------------
    a. With a remaining maturity of one year or less______________________________________________________ 2332      22,378  16.a
                                                                                                                ------------
    b. With a remaining maturity of more than one year____________________________________________________ 2333           0  16.b
17. Not applicable
                                                                                                                ------------
18. Bank's liability on acceptances executed and outstanding______________________________________________ 2920       2,944  18
                                                                                                                ------------
19. Subordinated notes and debentures_____________________________________________________________________ 3200           0  19
                                                                                                                ------------
20. Other liabilities (from Schedule RC-G)________________________________________________________________ 2930      34,851  20
                                                                                                                ------------
21. Total liabilities (sum of items 13 through 20)________________________________________________________ 2948   6,286,064  21
                                                                                                                ------------
22. Not applicable
EQUITY CAPITAL
                                                                                                                ------------
23. Perpetual preferred stock and related surplus_________________________________________________________ 3838           0  23
                                                                                                                ------------
24. Common stock__________________________________________________________________________________________ 3230       5,098  24
                                                                                                                ------------
25. Surplus (exclude all surplus related to preferred stock)______________________________________________ 3839     124,125  25
                                                                                                                ------------
26. a. Undivided profits and capital reserves_____________________________________________________________ 3632     367,961  26.a
                                                                                                                ------------
    b. Net unrealized holding gains (losses) on available-for-sale securities_____________________________ 8434      (1,267) 26.b
                                                                                                                ------------
27. Cumulative foreign currency translation adjustments___________________________________________________                   27
                                                                                                                ------------
28. Total equity capital (sum of items 23 through 27)_____________________________________________________ 3210     495,917  28
                                                                                                                ------------
29. Total liabilities, limited-life preferred stock, and equity capital
                                                                                                                ------------
    (sum of items 21 and 28)______________________________________________________________________________ 3300   6,781,981  29
                                                                                                                ------------
MEMORANDUM

To be reported only with the March Report of Condition.

1.  Indicate in the box at the right the number of the statement below that best describes the most comprehensive level of auditing work performed for the bank by independent external
                                                                                                                ------------
    auditors as of any date during 1996___________________________________________________________________ 6724           2  M.1
                                                                                                                ------------

1 = Independent audit of the bank conducted in accordances with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank
2 = Independant audit of the bank's parant holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)
3 = Directors' examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)
4 = Directors' examination of the bank performed by other external auditors (may be required by state chartering authority)
5 = Review of the bank's financial statements by external auditors
6 = Compilation of the bank's financial statements by external auditors
7 = Other audit procedures (excluding tax preparation work)
8 = No external audit work

________
(1) Includes total demand deposits and noninterest-bearing time and savings deposits.
(2) Includes limited-life preferred stock and related surplus.

SUNTRUST BANK, CENTRAL FLORIDA N.A.     Call Data:          03/31/97           State #             12-1159         FFIEC 032
P.O.BOX 4418 CENTER 632                 Vendor ID:          D                   Cert #             21043             RC-23
ATLANTA, GA 30302                       Transit #:          06310215
                                                                                                                   ---------
                                                                                                                       11
                                                                                                                   ---------
SCHEDULE RC-A - CASH AND BALANCES DUE FROM DEPOSITORY INSTITUTIONS

Exclude assets held for trading                                                                                      C305 -
                                                                                      Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------------
 1.  Cash items in process of collection, unposted debits, and currency and coin:             RCON
                                                                                              ----    -----------
     a. Cash items in process of collection and unposted debits ____________________________   0020       362,820   1.a
                                                                                                      -----------
     b. Currency and coin _________________________________________________________________    0080       114,177   1.b
                                                                                                      -----------
 2.  Balance due from depository institutions in the U.S.:
                                                                                                      -----------
     a. U.S. branches and agencies of foreign banks ________________________________________   0083            0    2.a
                                                                                                      -----------
     b. Other commercial banks in the U.S. and other depository institutions in the U.S. ___   0085       30,657    2.b
                                                                                                      -----------
 3.  Balances due from banks in foreign countries and foreign central banks:
                                                                                                      -----------
     a. Foreign branches of other U.S. banks _______________________________________________   0073            0    3.a
                                                                                                      -----------
     b. Other banks in foreign countries and foreign central banks _________________________   0074          150    3.b
                                                                                                      -----------
 4.  Balances due from Federal Reserve Banks _______________________________________________   0090      229,528    4
                                                                                                      -----------
 5.  Total (sum of items 1 through 4) (must equal Schedule RC, sum of items 1.a and 1.b) ___   0010      737,332    5
                                                                                                      -----------

MEMORANDUM
                                                                                      Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------------
 1.  Noninterest-bearing balances due from commercial banks in the U.S. (included in 2.a and   RCON
                                                                                               ----   -----------
     2.b above) ____________________________________________________________________________   0050       26,490    M.1
                                                                                                      -----------

SCHEDULE RC-B - SECURITIES

Exclude assets held for trading.                                                                                     C310 -

                                                                                      Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------------
                                                            ----Held-to-maturity----         ----Available-for-sale----
                                                          (Column A)         (Column B)       (Column C)       (Column D)
                                                        Amortized Cost       Fair Value      Amortized Cost    Fair Value(1)
                                                  RCON                 RCON              RCON              RCON
                                                  ----   -----------   ----  ----------  ----  ----------  ----  ----------
 1. U.S. Treasury securities _______________      0211            0    0213          0   1286    532,895   1287    532,009    1
                                                         -----------         ----------        ----------        ----------
 2. U.S. Government agency obligations
    (exclude mortgage-backed
    securities):

    a. Issued by U.S. Government                         -----------         ----------        ----------        ----------
       agencies (2)_________________________      1289            0    1290          0   1291          0   1293          0    2.a
                                                         -----------         ----------        ----------        ----------

                                                         -----------         ----------        ----------        ----------
    b. Issued by U.S. Government                 1294             0    1295          0   1297     74.101   1298     74,772    2.b
       agencies (3)_________________________             -----------         ----------        ----------        ----------

________
 (1) Includes equity securities without readily determinable fair values at historical cost in item 6.b, column D.
 (2) Includes Small Business Administration 'Guaranteed Loan Pool Certificates,' U.S. Maritime Administration obligations, and Export - Import Bank participation certificates.
 (3) Includes obligations (other than mortgage-backed securities) issued by the Farm Credit System, the Federal Home Loan Bank System, The Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Financing Corporation, the Resolution Funding Corporation, the Student Loan Marketing Association, and the Tennessee Valley Authority.

BANK, CENTRAL FLORIDA N.A.                 Call Date:        03/31/97          State #:       12-1159      FFIEC 032
P.O. BOX  4418 CENTER 632                          Vendor ID:         D                 Cert #:        21043          RC-4
ATLANTA, GA 30302                                    Transit #:        06310215
                                                                                                                     -----------
                                                                                                                          12
                                                                                                                     -----------

SCHEDULE RC-B CONTINUED

                                                                                               Dollar Amounts in Thousands
--------------------------------------------------------------------------------------------------------------------------
                                                     ------Held-to-maturity------           ------Avaliable-for-sale------
                                                    (Column A)           (Column B)        (Column C)            (Column D)
3. Securities issued by states and political      Amortized Cost         Fair Value      Amortized Cost       Fair Value (1)
    subdivisions in the U.S.:                RCON                 RCON              RCON                RCON
                                             ----  ------------   ----  ----------  ----  ------------  ----  -------------
   a. General obligations___________________ 1676             0   1677           0  1678        35,343  1679         35,830  3.a
                                                   ------------         ----------        ------------        -------------
   b. Revenue obligations___________________ 1681             0   1686           0  1690         5,282  1691          5,583  3.b
                                                   ------------         ----------        ------------        -------------
   c. Industrial development
                                                   ------------         ----------        ------------        -------------
       and similar obligations______________ 1694             0   1695           0  1698             0  1697              0  3.c
                                                   ------------         ----------        ------------        -------------
4. Mortgage-backed securities (MBS):
   a. Pass-through securities:
                                                   ------------         ----------        ------------        -------------
      (1) Guaranteed by GNMA________________ 1698             0   1699           0  1701        64,255  1702         64,443  4.a.(1)
                                                   ------------         ----------        ------------        -------------
      (2) Issued by FNMA and FHLMC__________ 1703             0   1705           0  1706        98,522  1707         97,121  4.a.(2)
                                                   ------------         ----------        ------------        -------------
      (3) Other pass-through securities_____ 1709             0   1710           0  1711             0  1713              0  4.a.(3)
                                                   ------------         ----------        ------------        -------------
   b. Other mortgage-backed securities (include
      (CMOs. REMICs and stripped MBS):
      (1) Issued or guaranteed by FNMA,      RCON                 RCON              RCON                RCON
                                             ----  ------------   ----  ----------  ----  ------------  ----  -------------
          FHLMC, OR GNMA____________________ 1714             0   1715           0  1716       137,356  1717        135,919  4.b.(1)
                                                   ------------         ----------        ------------        -------------
      (2) Collateralized by MBS issued or
           guaranteed by FNMA, FHLMC, or
                                                   ------------         ----------        ------------        -------------
           GNMA_____________________________ 1718             0   1719           0  1731             0  1732              0  4.b.(2)
                                                   ------------         ----------        ------------        -------------
      (3) All other mortgage-backed
           securities_______________________ 1733             0   1734           0  1735             0  1738              0  4.b.(3)
                                                   ------------         ----------        ------------        -------------
5. Other debt securities:
                                                   ------------         ----------        ------------        -------------
   a. Other domestic debt securities________ 1737             0   1738           0  1739             0  1741              0  5.a
                                                   ------------         ----------        ------------        -------------
   b. Foreign debt securities_______________ 1742             0   1743           0  1744           250  1746            250  5.b
                                                   ------------         ----------        ------------        -------------
6. Equity securities:
   a. Investments in mutual funds and other
       equity securities with readily
                                                                                          ------------        -------------
       determinable fair values___________________________________________________  A510         3,034  A511          3,034  6.a
                                                                                          ------------        -------------
   b. All other equity securities(1)______________________________________________  1732         3,877  1755          3,877  6.b
                                                                                          ------------        -------------
7. Total (sum of items 1 through 6) (total of
    Column A must equal Schedule RC item 2.a)
    (total of column D must equal Schedule   RCON                 RCON              RCON                RCON
                                             ----  ------------   ----  ----------  ----  ------------  ----  -------------
    RC. item 2.b)___________________________ 1754             0   1771           0  1772       954,915  1773        952,838  7
                                                   ------------         ----------        ------------        -------------

________

 (1) Includes equity securities without readily determinable fair values at historical cost in item 6.b column D.

SUNTRUST BANK, CENTRAL FLORIDA N.A.          Call Date:      03/31/97           State #:       12-1159      FFIEC 032
P.O. BOX 4418 CENTER 632                     Vendor ID:      D                  Cert # :       21043          RC-5
ATLANTA, GA 30302                            Transit# :      06310215

                                                                                                                      --------------
                                                                                                                            13
                                                                                                                      --------------

SCHEDULE RC-B- CONTINUED

                                                                                                                            C312
Memoranda                                                                                         Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                           RCON
                                                                                                           ---- -----------
1.  Pledged securities (2)________________________________________________________________________________ 0416    801,153  M.1
                                                                                                                -----------
2.  Maturity and repricing data for debt securities (2,3,4) (excluding those in nonaccrual status):
    a. Fixed rate debt securities with a remaining maturity of:
                                                                                                                -----------
       (1) Three months of less___________________________________________________________________________ 0343     55,519  M.2.a1
                                                                                                                -----------
       (2) Over three months through 12 months____________________________________________________________ 0344    119,268  M.2.a2
                                                                                                                -----------
       (3) Over one year through five years_______________________________________________________________ 0345    533,190  M.2.a3
                                                                                                                -----------
       (4) Over five years________________________________________________________________________________ 0346    150,094  M.2.a4
                                                                                                                -----------
       (5) Total fixed rate debt securities (sum of Memorandum items 2.a.(1) through 2.a.(4))_____________ 0347    858,071  M.2.a5
                                                                                                                -----------
    b. Floating rate debt securities with a repricing frequency of:
                                                                                                                -----------
       (1) Quarterly or more frequently___________________________________________________________________ 4544     18,788  M.2.b1
                                                                                                                -----------
       (2) Annually or more frequently, but less frequently than quarterly________________________________ 4545     69,068  M.2.b2
                                                                                                                -----------
       (3) Every five years or more frequently, but less frequently than annually_________________________ 4551          0  M.2.b3
                                                                                                                -----------
       (4) Less frequently than every five years__________________________________________________________ 4552          0  M.2.b4
                                                                                                                -----------
       (5) Total floating rate debt securities (sum of Memorandum items 2.b.(1) through 2.b.(4))__________ 4553     87,856  M.2.b5
                                                                                                                -----------
    c. Total debt securities (sum of Memorandum items 2.a.(5) and 2.b.(5)) (must equal total debt securities from Schedule RC-B, sum of items 1 through 5, columns A and D, minus
                                                                                                                -----------
       nonaccrual debt securities included in Schedule RC-N, item 9, column C)____________________________ 0393    945,927  M.2.c
                                                                                                                -----------
3.- 5.   Not applicable
6.  Floating rate debt securities with a remaining maturity of one year or less (2)(4)
                                                                                                                -----------
    (Included in Memorandum items 2.b.(1) through 2.b.(4) above)__________________________________________ 5519          0  M.6
                                                                                                                -----------
7.  Amortized cost of held-to-maturity securities sold or transferred to available-for-sale or trading securities during the calendar year-to-date (report the amortized cost at date
                                                                                                                -----------
    of sale or transfer)__________________________________________________________________________________ 1778          0  M.7
                                                                                                                -----------
8.  High-risk mortgage securities (included in the held-to-maturity and available-for-sale accounts in Schedule RC-B, item 4.b):
                                                                                                                -----------
    a. Amortized cost_____________________________________________________________________________________ 8780          0  M.8.a
                                                                                                                -----------
    b. Fair value_________________________________________________________________________________________ 8781          0  M.8.b
                                                                                                                -----------
9.  Structured notes (included in the held-to-maturity and available-for-sale accounts in Schedule RC-B, items 2, 3, and 5):
                                                                                                                -----------
    a. Amortized cost_____________________________________________________________________________________ 8782          0  M.9.a
                                                                                                                -----------
    b. Fair value_________________________________________________________________________________________ 8783          0  M.9.b
                                                                                                                -----------

________
(2) Includes held-to-maturity securities at amortized cost and available-for-sale securities at fair value.
(3) Exclude equity securities, e.g., investments in mutual funds, Federal Reserve stock, common stock, and preferred stock.
(4) Memorandum items 2 and 6 are not applicable to savings banks that must complete supplemental Schedule RC-J.

SUNTRUST BANK, CENTRAL FLORIDA N.A.     Call Date:     03/31/97       State#    12-1159   FFIEC 032
P.O. BOX 4418 CENTER 632               Vendor ID:      D               Cert#    21043       RC-5
ATLANTA, GA 30302                        Transit#      06310215
                                                                                             -------
                                                                                               14
                                                                                             -------

Schedule RC-C Loans and lease Financing Receivables

Part 1. Loans and Leases

Do not deduct the allowance for loan and losses from amounts reported in this schedule. Report total loans and leases, net of unearned
income. Exclude assets held for trading commercial paper.              C315

                                                                                              Dollars Amounts in Thousands
--------------------------------------------------------------------------------------------------------------------------
1. Loans secured by real estate:                                                                Rcon
                                                                                                ----
                                                                                                         -------------
   a. Construction and land development______________________________________________________   1415          150,894  1.a
                                                                                                         -------------
   b. Secured by farmland (including farm residential and other improvements)________________   1420           30,801  1.b
                                                                                                         -------------
   c. Secured by 1-4 family residential properties
     (1) Revolving, open-end loans secured by 1-4 family residential properties and
         extended under lines of credit______________________________________________________   1797          95,598   1.c.1
     (2) All other loans secured by 1-4 family residential properties:                                   -------------
                                                                                                             873,545   1.c.2a
         (a) Secured by first liens__________________________________________________________   5367     -------------
                                                                                                              81,539   1.c.2b
         (b) Secured by junior liens_________________________________________________________   5368     -------------
                                                                                                              31,842   1.d
   d. Secured by multifamily (5 or more) residential properties______________________________   1460     -------------
                                                                                                             436,477   1.e
   e. Secured by nonfarm nonresidential properties___________________________________________   1480     -------------

2. Loans to depository institutions:
   a. To commercial banks in the U.S.:
      (1) To U.S. branches and agencies of foreign banks_____________________________________   1506               0   2.a1
                                                                                                         -------------
      (2) To other commercial banks in the U.S.______________________________________________   1507         217,728   2.a2
                                                                                                         -------------
   b. To other depository institutions in the U.S.___________________________________________   1517               0   2.b
                                                                                                         -------------
   c. To banks in foreign countries:
      (1) To foreign branches of other U.S.banks_____________________________________________   1513               0   2.c1
                                                                                                         -------------
      (2) To other banks in foreign countries________________________________________________   1516               0   2.c2
                                                                                                         -------------
3. Loans to finance agricultural production and other loans to farmers_______________________   1590          32,845   3
                                                                                                         -------------
4. Commercial and industrial loans:
   a. To U.S. addressees (domicile)__________________________________________________________   1763       1,618,527   4.a
                                                                                                         -------------
   b. To non-U.S. addressees (domicile)______________________________________________________   1764               0   4.b
                                                                                                         -------------
5. Acceptances of other banks:
   a. Of U.S. banks__________________________________________________________________________   1756             357   5.a
                                                                                                         -------------
   b. Of foreign banks_______________________________________________________________________   1757             288   5.b
                                                                                                         -------------
6. Loans to individuals for household, family, and other personal expenditures
   (i.e. consumer loans) (includes purchased paper):
   a. Credit cards and related plans (includes check credit and other revolving
      credit plans)__________________________________________________________________________   2008          28,662   6.a
                                                                                                         -------------
   b. Other (includes single payment, installment, and all student loans)____________________   2011         485,931   6.b
                                                                                                         -------------
7. Loans to foreign government and official institutions (including foreign
   central banks)____________________________________________________________________________   2081               0   7
8. Obligations (other than securities and leases) of states and political                                -------------
   subdivisions in the U.S. (includes nonrated industrial development
   obligations)______________________________________________________________________________   2107         192,468   8
9. Other Loans:                                                                                          -------------
   a. Loans for purchasing or carrying securities (secured and unsecured)____________________   1545          31,942   9.a
                                                                                                         -------------
   b. All other loans (exclude consumer loans)_______________________________________________   1584          97,151   9.b
                                                                                                         -------------
10.Lease financing receivables (net of unearned income):
   a. Of U.S. addressees (domicile)___________________________________________________________  2182         105,305   10.a
                                                                                                         -------------
   b. Of non-addressees (domicile)___________________________________________________________   2183               0   10.b
                                                                                                         -------------
11.LESS: Any unearned income on loans reflected items 1-9 above______________________________   2123               0   11.
12.Total loans and leases, net of unearned income (sum of items 1 through 10                            -------------
   minus item 11) (must equal Schedule RC, item 4.a)_________________________________________   2122       4,491,900   12
                                                                                                         -------------

SUNTRUST BANK, CENTRAL FLORIDA N.A                 Call Date:          03/31/97            State #:       12-1159     FFIEC 032
P.O BOX 4418 CENTER 632                           Vendor ID:          D                     Cert#:       21043         RC-7
ATLANTA, GA 30302                                  Transit #:         06310215
                                                                                                                   ---------------
                                                                                                                         15
                                                                                                                   ---------------

SCHEDULE RC-C-CONTINUED

PART 1. CONTINUED

MEMORANDA                                                                             DOLLAR AMOUNTS IN THOUSANDS
-----------------------------------------------------------------------------------------------------------------
1.  Not Applicable
2.  Loans and Leases restructured and in compliance with modified terms (included in
    Schedule RC-C, part 1, above, and not reported as past due or nonaccrual in Schedule RC-N.
    Memorandum item1):
    a. Loans secured by real estate:                                                                     RCON
                                                                                                         ----
                                                                                                              -------------
       (1) To U.S. addressees (domicile)______________________________________________________________  1687            0   M.2.a.1
                                                                                                              -------------
       (2) To non-U.S. addresses (domicile)___________________________________________________________  1689            0   M.2.a.2
                                                                                                              -------------
    b. All other loans and lease financing receivables (exclude loans to individuals for
                                                                                                              -------------
       household, family, and other personal expenditures)_____________________________________________  8691            0   M.2.b
                                                                                                              -------------
    c. Commercial and industrial loans to and lease financing receivables of
                                                                                                              -------------
       non-U.S. addressees (domicile) included in Memorandum item 2.b above____________________________  8692            0   M.2.c
                                                                                                              -------------
3.  Maturity and repricing data for loans and leases (1) (excluding those in nonaccrual statue):
    a. Fixed rate loans and leases with a remaining maturity of:
                                                                                                              -------------
       (1) Three months or less________________________________________________________________________  0348      107,256   M.3.a1
                                                                                                              -------------
       (2) Over three months through 12 months_________________________________________________________  0349       86,117   M.3.a2
                                                                                                              -------------
       (3) Over one year through five years____________________________________________________________  0356      656,237   M.3.a3
                                                                                                              -------------
       (4) Over five years_____________________________________________________________________________  0357      475,873   M.3.a4
                                                                                                              -------------
       (5) Total fixed rate loans and leases (sum of Memorandum items 3.a.(1)
                                                                                                              -------------
           through 3.a.(4))____________________________________________________________________________  0358    1,325,483   M.3.a5
                                                                                                              -------------
    b. Floating rate loans with a repricing frequency of:
                                                                                                              -------------
       (1) Quarterly or more frequently_________________________________________________________________ 4554    1,143,133   M.3.b1
                                                                                                              -------------
       (2) Annually or more frequently, but less frequently than quarterly_____________________________  4555    2,008,673   M.3.b2
                                                                                                              -------------
       (3) Every five years or more frequently, but less frequently than annually______________________  4561        1,010   M.3.b3
                                                                                                              -------------
       (4) Less frequently than every five years_______________________________________________________  4564          247   M.3.b4
                                                                                                              -------------

       (5) Total floating rate loans (sum of Memorandum items 3.b.(1) through 3.b.(4))_________________       -------------
                                                                                                         4567    3,153,063   M.3.b5
                                                                                                              -------------
    c.  Total loans and leases (sum of Memorandum items 3.a. (5) and 3.b.(5))
        (must equal the sum of total loans and leases, net, from Schedule RC-C, part 1, item 12.
        plus unearned income from Schedule RC-C, part 1 item 11, minus total nonaccrual
                                                                                                              -------------
        loans and leases from Schedule RC-N sum of items 1 through 5. column C)________________________  1479    4,478,546   M.3.c
                                                                                                              -------------
    d.  Floating rate loans with a remaining maturity of one year or less (included
                                                                                                              -------------
        in Memorandum items 3.b.(1) through 3.b.(4) above)_____________________________________________  A248      926,598   M.3.d
                                                                                                              -------------
4.  Loans to finance commercial real estate, construction, and land development activities
    (not secured by real estate) included in schedule RC-C, part 1, items 4 and 9.b
                                                                                                              -------------
    page RC-6 (2)_____________________________________________________________________________________   2746       34,012   M.4
                                                                                                              -------------
5.  Loans and leases held for sale (included in Schedule RC-C part 1, above)__________________________   5369        6,397   M.5
                                                                                                              -------------
6.  Adjustable rate closed-end loans secured by first liens on 1-4 family residential properties
                                                                                                              -------------
    (included in Schedule RC-C, part 1, item 1.c.(2)(a), RC-6)________________________________________   5370      713,664   M.6
                                                                                                              -------------

_________________
(1) Memorandum item 3 is not applicable to savings banks that must complete supplemental Schedule RC-J.
(2) Exclude loans secured by real estate that are included in Schedule RC-C, part 1. items 1.a through 1.e.

SUNTRUST BANK, CENTRAL FLORIDA N.A.               Call Date:     03/31/97       State #:       12-1168        FFIEC 032
P.O. BOX 4418 CENTER 632                          Vendor ID:     D               Cert #:       21043           RC-8
ATLANTA, GA 30302                                 Transit #:     06310215
                                                                                                            -----------
                                                                                                                 16
                                                                                                            -----------

SCHEDULE RC-D TRADING ASSETS AND LIABILITIES

Schedule RC-D is to be complete by banks with $1 billion or more in total assets or with $2 billion or more in par/notional amount of off-balance sheet derivative contracts (as reported in Schedule RC-L, item 14.a through 14.e.
columns A through D).

                                                                                                                   C320

                                                                                                        Dollars Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------------
ASSETS                                                                                                        RCON
                                                                                                              ----  ----------
1.  U.S. Treasury securities_______________________________________________________________________________   3531          0  1
                                                                                                                    ----------
2.  U.S. Government agency obligations (exclude mortgage-backed securities)________________________________   3532          0  2
                                                                                                                    ----------
3.  Securities issued by states and political subdivisions in the U.S._____________________________________   3533          0  3
                                                                                                                    ----------
4.  Mortgage-backed securities (MBS):
                                                                                                                    ----------
    a. Pass-through securities issued or guaranteed by FNMA, FHLMC, or GNMA________________________________   3534          0  4.a
                                                                                                                    ----------
    b. Other mortgage-backed securities issued as guaranteed by FNMA, FHLMC, or GNMA
       (include CMOs, REMICs, and stripped MBS)___________________________________________________________   3535          0  4.b
                                                                                                                    ----------
    c. All other mortgage-backed securities________________________________________________________________   3536          0  4.c
                                                                                                                    ----------
5.  Other debt securities__________________________________________________________________________________   3537          0  5
                                                                                                                    ----------
6.  Certificates of deposit________________________________________________________________________________                 0  6
                                                                                                                    ----------
7.  Commercial paper_______________________________________________________________________________________   3538          0  7
                                                                                                                    ----------
8.  Bankers acceptances____________________________________________________________________________________   3540          0  8
                                                                                                                    ----------
9.  Other trading assets___________________________________________________________________________________   3541          0  9
                                                                                                                    ----------
10. Not applicable
                                                                                                                    ----------
11. Revaluation gains on interest rate, foreign exchange rate, and other commodity and equity contracts____   3543          0  11
                                                                                                                    ----------
12. Total trading assets (sum of items 1 through 11)(must equal Schedule RC, item 5)________________________  3545          0  12

LIABILITIES
                                                                                                                    ----------
13. Liability for short positions__________________________________________________________________________   3546          0  13
                                                                                                                    ----------
14. Revaluation losses on interest rate, foreign exchange rate, and other commodity and equity contracts___   3547          0  14
                                                                                                                    ----------
15. Total trading liabilities (sum of items 13 and 14)(must equal Schedule RC, item 15.b)__________________   3548          0  15
                                                                                                                    ----------

SUNTRUST BANK, CENTRAL FLORIDA N.A.           Call Date:         03/31/97          State #:            12-1159       FFIEC 032
P.O. BOX 4418 CENTER 632                      Vendor ID:         D                  Cert #:            21043           RC-9
ATLANTA. GA 30302                             Transit #:         06310215
                                                                                                                   -------------
                                                                                                                        17
                                                                                                                   -------------
SCHEDULE RC-E - DEPOSIT LIABILITIES
                                                                                                                       C325
                                                                 ---Transaction Accounts---           -Nontransaction-
                                                                                                          Accounts
                                                                 (Column A)       (Column B)             (Column C)
                                                                    Total         Memo: Total               Total
                                                                 Transaction        Demand             nontransaction
                           Dollar Amounts in Thousands             accounts         Deposits              Accounts
-------------------------------------------------------
                                                              (including total    (included in           (including
                                                              demand deposits)      column A)              MMDAs)
DEPOSITS OF:                                            RCON                  RCON                RCON
                                                        ---- ---------------- ---- -------------- ---- ---------------
1. Individuals, partnerships and corporations__________ 2201       1,094,813  2240       931,689  2346      2,708,809  1
                                                             ----------------      --------------      ---------------
2. U.S. Government_____________________________________ 2202           4,522  2280         4,522  2520              0  2
                                                             ----------------      --------------      ---------------
3. States and political subdivisions in the U.S._______ 2203          25,137  2290        22,673  2530          9,714  3
                                                             ----------------      --------------      ---------------
4. Commercial banks in the U.S.________________________ 2206         161,734  2310       161,734  2550              0  4
                                                             ----------------      --------------      ---------------
5. Other depository institutions in the U.S.___________ 2207           5,532  2312         5,532  2349              0  5
                                                             ----------------      --------------      ---------------
6. Banks in foreign countries__________________________ 2213             590  2320           590  2236              0  6
                                                             ----------------      --------------      ---------------
7. Foreign governments, and official institutions            ----------------      --------------      ---------------
   (including foreign central banks)___________________ 2215               0  2300             0  2377              0  7
                                                             ----------------      --------------      ---------------
8. Certified and official checks_______________________ 2330          31,416  2330        31,416                       8
                                                             ----------------      --------------
9. Total (sum of items 1 through 8) (sum of columns A        ----------------      --------------      ---------------
   and C must equal Schedule RC. item 13.a)____________ 2215       1,323,744  2210     1,158,156  2385      2,718,523  9
                                                             ----------------      --------------      ---------------

MEMORANDA                                                                                  Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------------------
1. Selected components of total deposits (i.e., sum of item 9, columns A and C):                  RCON
                                                                                                  ---- ---------------
   a. Total Individual Retirement Accounts (IRAs) and Keogh Plan Accounts________________________ 6835        145,269  M.1.a
                                                                                                       ---------------
   b. Total brokered deposits____________________________________________________________________ 2365          4,000  M.1.b
                                                                                                       ---------------
   c. Fully insured brokered deposits (included in Memorandum item 1.b above):                         ---------------

      (1) Issued in denominations of less than $100,000__________________________________________ 2343              0  M.1.c1
                                                                                                       ---------------
      (2) Issued either in denominations of $100,000 or in denominations greater than                  ---------------
          $100,000 and participated out by the broker in shares of $100,000 or less______________ 2344              0  M.1.c2
                                                                                                       ---------------
   d. Maturity data for brokered deposits:

      (1) Brokered deposits issued in denominations of less than $100,000 with a remaining             ---------------
          maturity of one year or less (included in Memorandum item 1.c. (1) above_______________ A243              0  M.1.d1
                                                                                                       ---------------
      (2) Brokered deposits issued in denominations of $100,000 or more with a remaining               ---------------
          maturity of one year or less (included in Memorandum item 1.b above)___________________ A244              0  M.1.d2
                                                                                                       ---------------
   e. Preferred deposits (uninsured deposits of states and political subdivisions in the U.S.          ---------------
      reported in item 3 above which are secured or collateralized as required under state law)__ 5590          6,816  M.1.e
                                                                                                       ---------------
2. Components of total nontransaction accounts (sum of Memorandum items 2.a through 2.d must equal item 9. column C. above):

   a. Savings deposits:                                                                                ---------------

      (1) Money market deposit accounts (MMDAs)__________________________________________________ 6810        805,865  M.2.a1
                                                                                                       ---------------
      (2) Other savings deposits (excludes MMDAs)________________________________________________ 0352        998,910  M.2.a2
                                                                                                       ---------------
   b. Total time deposits of less than $100,000__________________________________________________ 6648        698,483  M.2.b
                                                                                                       ---------------
   c. Total time deposits of $100,000 or more____________________________________________________ 2604        214,265  M.2.c
                                                                                                       ---------------
3. All NOW accounts (included in column A above)_________________________________________________ 2398        165,588  M.3
                                                                                                       ---------------
4. Not applicable

SUNTRUST BANK, CENTRAL FLORIDA N.A.      Call Date:     03/31/97      State #:     12-1159    FFIEC 032
P.O.BOX 4418 CENTER 632                  Vendor ID:     D              Cert #:     21043       RC-10
ATLANTA, GA 30302                        Transit #:     06310215
                                                                                             -----------
                                                                                                  18
                                                                                             -----------

SCHEDULE RC-E- CONTINUED

MEMORANDA (CONTINUED)                                                                          Dollar Amounts in Thousands
--------------------------------------------------------------------------------------------------------------------------
5. Maturity and repricing data for time deposits of less than $100,000
   (Sum of memorandum items 5.a. (1) through 5.b. (3) must equal Memorandum item 2.b above): (1)
   a. Fixed rate time deposits of less than $100,000 with remaining maturity of:
                                                                                                    RCON
                                                                                                    ----    -------
      (1) Three months or less__________________________________________________________________    A225    168,837  M.5.a1
                                                                                                            -------
      (2) Over three months through 12 months___________________________________________________    A226    302,243  M.5.a2
                                                                                                            -------
      (3) Over one year_________________________________________________________________________    A227    212,095  M.5.a3
                                                                                                            -------
   b. Floating rate time deposits of less than $100,000 with a repricing frequency of:
                                                                                                            -------
      (1) Quarterly or more frequently__________________________________________________________    A228     15,308  M.5.b1
                                                                                                            -------
      (2) Annually or more frequently, but less frequently than quarterly_______________________    A229          0  M.5.b2
                                                                                                            -------
      (3) Less frequently than annually_________________________________________________________    A230          0  M.5.b3
                                                                                                            -------
   c. Floating rate time deposits of less than $100,000 with a remaining maturity of one
                                                                                                            -------
      year or less (included in Memorandum items 5.b. (1) through 5.b. (3) above)_______________    A231     10,046  M.5.c
                                                                                                            -------
6. Maturity and repricing data for time deposits of $100,000 or more (i.e., time certificates of deposit of $100,000 or more and open-account time deposits of $100,000 or more) (sum of Memorandum items 6.a. (1) through 6.b. (4) must equal
   Memorandum item 2.c above): (1)
   a. Fixed rate time deposits of $100,000 or more with a remaining maturity of:
                                                                                                    RCON
                                                                                                    ----    -------
      (1) Three months or less__________________________________________________________________    A232     63,249  M.6.a1
                                                                                                            -------
      (2) Over three months through 12 months___________________________________________________    A233     91,083  M.6.a2
                                                                                                            -------
      (3) Over one year through five years______________________________________________________    A234     54,850  M.6.a3
                                                                                                            -------
      (4) Over five years_______________________________________________________________________    A235      4,659  M.6.a4
                                                                                                            -------
   b. Floating rate time deposits of $100,000 or more with a repricing frequency of
                                                                                                            -------
      (1) Quarterly or more frequently__________________________________________________________    A236        424  M.6.b1
                                                                                                            -------
      (2) Annually or more frequently, but less frequently than quarterly_______________________    A237          0  M.6.b2
                                                                                                            -------
      (3) Every five years or more frequently, but less frequently than annually________________    A238          0  M.6.b3
                                                                                                            -------
      (4) Less frequently than every five years_________________________________________________    A239          0  M.6.b4
                                                                                                            -------
   c. Floating rate time deposits of $100,000 or more with a remaining maturity of one year
                                                                                                            -------
      or less (included in Memorandum items 6.b. (1) through 6.b. (4) above)____________________    A240        424  M.6.c
                                                                                                            -------

___________
(1) Memorandum items 5 and 6 are not applicable to savings banks that must complete supplemental Schedule RC-J.

SUNTRUST BANK, CENTRAL FLORIDA N.A.           Call Date:             03/31/97         State #:       12-1159     FFIEC 032
P.O. BOX 4418 CENTER 632                      Vendor ID:             D                 Cert #:       21043         RC-11
ATLANTA, GA 30302                             Transit #:             06310215
                                                                                                                 ---------
                                                                                                                     19
                                                                                                                 ---------
SCHEDULE RC-F - OTHER ASSETS
                                                                                                                   C330
                                                                                                   Dollar Amounts in Thousand
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                           RCON
                                                                                                           ----  ------------
1. Income earned, not collected on loans_________________________________________________________________  2184        25,277   1.
                                                                                                                 ------------
2. Net deferred tax assets (1)___________________________________________________________________________  2148        32,526   2.
                                                                                                                 ------------
3. Interest-only strips receivable (not in the form of a security)(2) on:
                                                                                                                 ------------
   a. Mortgage loans_____________________________________________________________________________________  A519             0   3.a
                                                                                                                 ------------
   b. Other financial assets_____________________________________________________________________________  A620             0   3.b
                                                                                                                 ------------
4. Other (itemize and describe amounts that exceed 25% of this item)_____________________________________  2168        41,042   4.
                                                                                                                 ------------
                   TEXT                                                                RCON
              -----------------------------------------------------------------------  ----  ------------
   a.    3549  Credit/Debit Card                                                       3549        11,908                       4.a
              -----------------------------------------------------------------------        ------------
   b.    3550                                                                          3550             0                       4.b
                                                                                             ------------
   c.    3551                                                                          3551             0  RCON                 4.c
                                                                                             ------------  ----  ------------
5. Total (sum of items 1 through 4) (must equal Schedule RC. item 11)____________________________________  2160        98,845   5.
                                                                                                                 ------------
                                                                                                   Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------
 MEMORANDUM                                                                                                RCON
                                                                                                           ----  ------------
1. Deferred tax assets disallowed for regulatory capital purposes________________________________________  5810             0   M.1

SCHEDULE RC-G - OTHER LIABILITIES                                                                                 C335

                                                                                                   Dollar Amount in Thousands
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                           RCON
                                                                                                           ----  ------------
1. a. Interest accrued and unpaid on deposits (3)________________________________________________________  3645         9,950   1.a
                                                                                                                 ------------
   b. Other expenses accrued and unpaid (includes accrued income taxes payable)_________________________   3646        19,675   1.b
                                                                                                                 ------------
2. Net deferred tax liabilities (1)______________________________________________________________________  3049             0   2.
                                                                                                                 ------------
3. Minority interest in consolidated subsidiaries_________________________________________________________ 3000             0   3.
                                                                                                                 ------------
4. Other (itemize and describe amounts that exceed 25% of this item)_____________________________________  2838         5,226   4.
                                                                                                                 -----------
                 TEXT                                                                  RCON
              -----------------------------------------------------------------------  ----  -------------
   a.    3552  Misc. Unearned Income                                                   3552          1,468                      4.a
              -----------------------------------------------------------------------        -------------
   b.    3553  Unearned I/C Insurance                                                  3553          1,336                      4.b
              -----------------------------------------------------------------------        -------------
   c.    3554                                                                          3554              0 RCON                 4.c
                                                                                             ------------- ----  ------------
5. Total (sum of items 1 through 4) (must equal Schedule RC, item 20)_____________________________________ 2930        34,851   5.
                                                                                                                 ------------

______
 (1) See discussion of deferred income taxes in Glossary entry on 'Income taxes.'
 (2) Report interest-only strips receivable in the form of a security as available-for sale securities in Schedule RC, item 2.b, or as trading assets in Schedule RC, item 5, as appropriate.
 (3) For savings banks, includes 'dividends' accrued and unpaid on deposits.

SUNTRUST BANK, CENTRAL FLORIDA N.A.     Call Date:          03/31/97           State #:            12-1159         FFIEC 032
P.O.BOX 4418 CENTER 632                  Vendor ID:          D                   Cert #:            21043             RC-12
ATLANTA, GA 30302                       Transit #:          06310215
                                                                                                                   ---------
                                                                                                                       20
                                                                                                                   ---------
SCHEDULE RC-K - QUARTERLY AVERAGES (1)
                                                                                   Dollar Amounts in Thousands       C355 -
--------------------------------------------------------------------------------------------------------------
 ASSETS                                                                                    RCON
                                                                                           ----    -----------
 1.  Interest-bearing balances due from depository institutions _______________________    3381         4,168  1.
                                                                                                   -----------
 2.  U.S. Treasury securities, U.S. Government agency obligations (2) _________________    3382       903,602  2.
                                                                                                   -----------
 3.  Securities issued by states and political subdivisions in the U.S. (2)____________    3383        41,326  3.
                                                                                                   -----------
 4.  a. Other debt securities (2) _____________________________________________________    3647           250  4.a
                                                                                                   -----------
     b. Equity securities (3) includes investments in mutual funds and Federal Reserve
        stock)_________________________________________________________________________    3648        17,726  4.b
                                                                                                   -----------
 5.  Federal funds sold and securities purchased under agreements to resell ___________    3365       594,753  5
                                                                                                   -----------
 6.  Loans:
                                                                                                   -----------
     a. Total loans ___________________________________________________________________    3360     4,378,538  6.a
                                                                                                   -----------
     b. Loans secured by real estate __________________________________________________    3385     1,695,245  6.b
                                                                                                   -----------
     c. Loans to finance agricultural production and other loans to farmers ___________    3386        38,890  6.c
                                                                                                   -----------
     d. Commercial and industrial loans _______________________________________________    3387     1,727,545  6.d
                                                                                                   -----------
     e. Loans to individuals for household, family, and other personal expenditures____    3388       489,051  6.e
                                                                                                   -----------
 7.  Trading assets ___________________________________________________________________    3401             0  7.
                                                                                                   -----------
 8.  Lease financing receivables (net of unearned income) _____________________________    3484       107,029  8.
                                                                                                   -----------
 9.  Total assets(4) __________________________________________________________________    3368     6,560,618  9.
                                                                                                   -----------
 LIABILITIES
 10. Interest-bearing transaction accounts (NOW accounts, ATS accounts, and
                                                                                                   -----------
     telephone and preauthorized transfer accounts) (exclude demand deposits) _________    3485       165,355  10
                                                                                                   -----------
 11. Nontransaction accounts:
                                                                                                   -----------
     a. Money market deposit accounts (MMDAs) _________________________________________    3486       783,697  11.a
                                                                                                   -----------
     b. Other savings deposits ________________________________________________________    3487       987,781  11.b
                                                                                                   -----------
     c. Time deposits of $100,000 or more _____________________________________________    A514       215,378  11.c
                                                                                                   -----------
     d. Time deposits of less than $100,000 ___________________________________________    A529       696,107  11.d
                                                                                                   -----------
 12. Federal funds purchased and securities sold under agreements to repurchase _______    3353     2,082,889  12
                                                                                                   -----------
 13. Other borrowed money (includes mortgage indebtedness and obligations under
     capitalized leases) ______________________________________________________________    3355           185  13
                                                                                                   -----------

_________
 (1) For all items, banks have the option of reporting either (1) an average of daily figures for the quarter or (2) an average of weekly figures (i.e., the Wednesday of each week of the quarter).
 (2) Quarterly averages for all debt securities should be based on amortized cost.
 (3) Quarterly averages for all equity securities should be based on historical cost.
 (4) The quarterly averages for total assets should reflect all debt securities (not held for trading) at amortized cost, equity securities with readily determinable fair values at the lower of cost or fair value, and equity securities without readily determinable fair values at historical cost.

SUNTRUST BANK, CENTRAL FLORIDA N.A.               Call Date:       03/31/97      State #:       12-1159      FFIEC 032
P.O. BOX 4418 CENTER 632                          Vendor ID:       D              Cert #:       21043          RC-13
ATLANTA, GA 30302                                 Transit #:       06310215
                                                                                                            ------------
                                                                                                                 21
                                                                                                            ------------
SCHEDULE RC-L- OFF-BALANCE SHEET ITEMS

Please read carefully the instructions for the preparation of Schedule RC-L. Some of the amounts reported in Schedule RC-L are regarded as volume indicators and not necessarily as measures of risk.
                                                                                                                   C360
                                                                                      Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------
1.  Unused commitments:
    a. Revolving, open-end lines secured by 1-4 family residential properties,                 RCON
                                                                                               ----
                                                                                                     ----------
       e.g., home equity lines________________________________________________________________ 3814     142,398  1.a
                                                                                                     ----------
    b. Credit card lines______________________________________________________________________ 3815           0  1.b
                                                                                                     ----------
    c. Commercial real estate, construction, and land development:
                                                                                                     ----------
       (1) Commitments to fund loans secured by real estate___________________________________ 3816     151,125  1.c.1
                                                                                                     ----------
       (2) Commitments to fund loans not secured by real estate_______________________________ 6550      18,405  1.c.2
                                                                                                     ----------
    d. Securities underwriting________________________________________________________________ 3817           0  1.d
                                                                                                     ----------
    e. Other unused commitments_______________________________________________________________ 3818   4,517,949  1.e
                                                                                                     ----------
2.  Financial standby letters of credit____________________________________ RCON ------------- 3819     609,975  2.
                                                                                                     ----------
                                                                            ----       273.668                   2.a
    a. Amount of financial standby letters of credit conveyed to others____ 3820 -------------
                                                                                                     ----------
3.  Performance standby letters of credit_____________________________________________________ 3821      27,414  3.
                                                                                 -------------       ----------
    a. Amount of performance standby letters of credit conveyed to others___3822         8,183                   3.a
                                                                                 -------------       ----------
4.  Commercial and similar letters of credit__________________________________________________ 3411      14,286  4.

5.  Participations in acceptances (as described in the instructions)                                 ----------
    conveyed to others by the reporting bank__________________________________________________ 3428         990  5.
                                                                                                     ----------
6.  Participations in acceptances (as described in the instructions)                                 ----------
    acquired by the reporting (nonaccepting) bank_____________________________________________ 3429           0  6.
                                                                                                     ----------
7.  Securities borrowed_______________________________________________________________________ 3432           0  7.
                                                                                                     ----------
8.  Securities lent (including customers' securities lent where the customer                         ----------
    is indemnified against loss by the reporting bank)________________________________________ 3433           0  8.
                                                                                                     ----------
9.  Financial assets transferred with recourse that have been treated as sold for Call Report purposes:
    a. First lien 1-to-4 family residential mortgage loans:
       (1) Outstanding principal balance of mortgages transferred                              RCON
                                                                                               ----  ----------
           as of the report date______________________________________________________________  A521          0  9.a.1
                                                                                                     ----------
       (2) Amount of recourse exposure on these mortgages                                            ----------
          as of the report date_______________________________________________________________  A522          0  9.a.2
                                                                                                     ----------
    b. Other financial assets (excluding small business obligations reported in item 9.c):
       (1) Outstanding principal balance of assets transferred                                       ----------
           as of the report date______________________________________________________________  A523          0  9.b.1
                                                                                                     ----------
       (2) Amount of recourse exposure on these assets                                               ----------
           as of the report date______________________________________________________________  A524          0  9.b.2
                                                                                                     ----------
    c. Small business obligations transferred with recourse under Section 208 of the
       Riegle Community Development and Regulatory Improvement Act of 1994:
       (1) Outstanding principal balance of small business obligations
       (1) Outstanding principal balance of small business obligations transferred as                ----------
           of the report date_________________________________________________________________  A524          0  9.c.1
                                                                                                     ----------
       (2) Amount of retained recourse on these obligations as of the report date_____________  A250          0  9.c.2
                                                                                                     ----------
10. Notional amount of credit derivatives:                                                           ----------
    a. Credit derivatives on which the reporting bank is the guarantor________________________  A534          0  10.a
                                                                                                     ----------
    b. Credit derivatives on which the reporting bank is the beneficiary______________________  A535          0  10.b
                                                                                                     ----------
11. Spot foreign exchange contracts___________________________________________________________  8765          0  11
                                                                                                     ----------
12. All other off-balance sheet liabilities (exclude off-balance sheet derivatives)
    (itemize and describe each component of this item over 25% of Schedule RC. item 28,              ----------
    'Total equity capital')___________________________________________________________________  3430          0  12
                                                                                                     ----------
          TEXT                                                                RCON
                                                                              ---- -----------
    a.  3555                                                                  3555           0                   12.a
                                                                                   -----------
    b.  3558                                                                  3558           0                   12.b
                                                                                   -----------
    c.  3557                                                                  3557           0                   12.c
                                                                                   -----------
    d.  3558                                                                  3558           0                   12.d
                                                                                   -----------

SUNTRUST BANK, CENTRAL FLORIDA N.A.               Call Date:     03/31/97       State #:       12-1159        FFIEC 032
P.O. BOX 4418 CENTER 632                          Vendor ID:     D               Cert #:       21043           RC-14
ATLANTA, GA 30302                                 Transit #:     06310215
                                                                                                            -----------
                                                                                                                 22
                                                                                                            -----------

SCHEDULE RC-L CONTINUED

                                                                                               Dollar Amounts in Thousands
--------------------------------------------------------------------------------------------------------------------------
13. All other off-balance sheet assets (exclude off-balance sheet derivatives)(itemize and describe          RCON
                                                                                                             ---- --------
    each component of this over 25% Schedule RC, item 28. 'Total equity capital') _______________________    5591       0  13
                                                                                                                  --------
               TEXT                                                                          RCON
                                                                                             ---- --------
a.   5592                                                                                    5592       0                  13.a
                                                                                                  --------
b.   5593                                                                                    5593       0                  13.b
                                                                                                  --------
c.   5594                                                                                    5594       0                  13.c
                                                                                                  --------
d.   5596                                                                                    5596       0                  13.d
                                                                                                  --------

                                                                                                                           C361

                                                                 (Column A)      (Column B)      (Column C)        (Column D)
OFF-BALANCE SHEET DERIVATIVES                                     interest        Foreign          Equity          Commodity
POSITION INDICATORS                                                 Rate          Exchange       Derivative        and other
14.  Gross amounts (e.g. notional amounts)(for each              Contracts       Contracts       Contracts         Contracts
     column, sum of items 14. a through 14.a
     must equal sum of items 15, 16.a and 16.b):            RCON            RCON             RCON            RCON
                                                            ---- --------   ---- --------    ---- --------   ---- --------
     a.  Futures contracts______________________________    8693        0   8694        0    8695        0   8696        0   14.a
                                                                 --------        --------         --------        --------
     b.  Forward contracts______________________________    8697        0   8698        0    8699        0   8700        0   14.b
                                                                 --------        --------         --------        --------
     c.  Exchange-traded option contracts:
                                                                 --------        --------         --------        --------
         (1)  Written Options___________________________    8701        0   8702        0    8703        0   8704        0   14.c1
                                                                 --------        --------         --------        --------
         (2)  Purchased Options_________________________    8705        0   8706        0    8707        0   8708        0   14.c2
                                                                 --------        --------         --------        --------
     d.  Over-the-counter options contracts:
                                                                 --------        --------         --------        --------
         (1)  Written Options___________________________    8709        0   8710        0    8711        0   8712        0   14.d1
                                                                 --------        --------         --------        --------
         (2)  Purchased Options_________________________    8713        0   8714        0    8715        0   8716        0   14.d2
                                                                 --------        --------         --------        --------
     e.  Swaps__________________________________________    3450   23,572   3836        0    8719        0   8720        0   14.e
                                                                 --------        --------         --------        --------
15.  Total gross notional amount of
                                                                 --------        --------         --------        --------
     derivative contracts held for trading______________    A126        0   A127        0    8723        0   8724        0   15
                                                                 --------        --------         --------        --------
16.  Total gross notional amount of
     derivative contracts held for
     purposes other than trading:
                                                                 --------        --------         --------        --------
     a.  Contracts marked to market_____________________    8725        0   8726        0    8727        0   8728        0   16.a
                                                                 --------        --------         --------        --------
     b.  Contracts not marked to market_________________    8729   23,572   8730        0    8731        0   8732        0   16.b
                                                                 --------        --------         --------        --------

SUNTRUST BANK, CENTRAL FLORIDA N.A.     Call Date:            03/31/97     State #:           12-1159     FFIEC 032
P.O. BOX 4418 CENTER 632                Vendor ID:            D             Cert #:           21043         RC-15
ATLANTA, GA 30302                        Transit#:            06310215

                                                                                                                           ---------
                                                                                                                               23
                                                                                                                           ---------
SCHEDULE RC-L CONTINUED

                                                                                                 Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------------------------
Off-Balance Sheet Derivatives                                      (Column A)      (Column B)      (Column C)      (Column D)
Position Indicators                                                 Interest         Foreign         Equity        Commodity
                                                                      Rate         Exchange        Derivative      and other
17.  Total gross fair value of derivative contracts:               Contracts       Contracts       Contracts       Contracts
     a.   Contracts held for trading:                         RCON            RCON            RCON            RCON
                                                              ---- ---------- ---- ---------- ---- ---------- ---- ----------
          (1) Gross positive fair value____________________   8733         0  8734         0  8735         0  8738         0  17.a1
                                                                   ----------      ----------      ----------      ----------
          (2) Gross negative fair value____________________   8737         0  8738         0  8739         0  8740         0  17.a2
                                                                   ----------      ----------      ----------      ----------
     b.   Contracts held for purposes other than
          trading that are marked to market:                  RCON            RCON            RCON            RCON
                                                              ---- ---------- ---- ---------- ---- ---------- ---- ----------
          (1) Gross positive fair value____________________   8741         0  8742         0  8743         0  8744         0  17.b1
                                                                   ----------      ----------      ----------      ----------
          (2) Gross negative fair value____________________   8749         0  8746         0  8747         0  8748         0  17.b2
                                                                   ----------      ----------      ----------      ----------
     c.   Contracts held for purposes other than
          trading that are not marked to market
          to market:                                          RCON            RCON            RCON            RCON
                                                              ---- ---------- ---- ---------- ---- ---------- ---- ----------
          (1) Gross positive fair value____________________   8749       782  8750         0  8751         0  8752         0  17.c1
                                                                   ----------      ----------      ----------      ----------
          (2) Gross negative fair value____________________   8753         0  8754         0  8755         0  8756         0  17.c2
                                                                   ----------      ----------      ----------      ----------

MEMORANDA                                                                                        Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------------------------
1. -2  Not applicable
3.   Unused commitments with an original maturity exceeding one year that are reported in
     Schedule RC-L, items 1. a through 1. e, above (report only the unused portions of                        RCON
                                                                                                              ---- ----------
     commitments that are fee paid or otherwise legally binding)_____________________________________________ 3833 3,396,228  M.3
                                                                                                                   ----------
     a. Participations in commitments with an original maturity                               RCON
                                                                                              ---- ----------
        exceeding one year conveyed to others________________________________________________ 3834   859,496                  M.3.a
                                                                                                   ----------
4.   To be completed only by bank with $ 1 billion or more in total assets:
     Standby letters of credit (both financial and performance) issued to non-U.S. addressees                 RCON
                                                                                                              ---- ----------
     (domicile) included in Schedule RC-L, items 2 and 3, above______________________________________________ 3377     1,653  M.4
                                                                                                                   ----------
5.   Installment loans to individuals for household, family, and other personal expenditures that have been securitized and sold without recourse (with servicing retained), amounts outstanding by type of loan:

     a. Loans to purchase private passenger automobiles                                                       RCON
                                                                                                              ---- ----------
        (to be completed for the September report only)______________________________________________________ 2741       N/A  M.5.a
                                                                                                                   ----------
     b. Credit cards and related plans (TO BE COMPLETED QUARTERLY)___________________________________________ 2742         0  M.5.b
                                                                                                                   ----------
     c. All other consumer installment credit (Including mobile home loans)
                                                                                                                   ----------
        (to be completed for the September report only)______________________________________________________ 2743       N/A  M.5.c
                                                                                                                   ----------

SUNTRUST BANK, CENTRAL FLORIDA N.A.      Call Data:          03/24/97             State #:              12-1169        FFIEC 032
P.O. BOX 4418 CENTER 632                 Vendor ID:          D                     Cert #:              21043            RC-16
ATLANTA, GA 30302                        Transit #:          06310216
                                                                                                                      -----------
                                                                                                                          24
                                                                                                                      -----------
Schedule RC-M-Memoranda
                                                                                                                          C365
                                                                                             Dollars Amounts in Thousands
-------------------------------------------------------------------------------------------------------------------------
  1. Extensions of credit by the reporting bank to its executive officers, directors, principal shareholders, and their related interests as of the report date:
     a. Aggregate amount of all extensions of credit to all executive officers, directors, principal        RCON
                                                                                                            ----   -----------
        shareholders, and their related interests__________________________________________________________ 6164      231,058   1.a
                                                                                                                   -----------
     b. Number of executive officers, directors, and principal shareholders to whom the amount of all extensions of credit by the reporting bank (including extensions of credit to related
        interests) equals or exceeds the lesser of $500,000 or 5 percent               RCON     Number
                                                                                       ----   ----------
        of total capital as defined for this purpose in agency regulations____________ 6165          15                         1.b
                                                                                              ----------
  2. Federal funds sold and securities purchased under agreements to resell with U.S. branches
                                                                                                             RCON
                                                                                                             ----  -----------
     and agencies of foreign banks (1) (included in schedule RC, item 3)___________________________________  3405           0   2
                                                                                                                   -----------
3.   Not applicable.
4.   Outstanding principal balance of 1-4 family residential mortgage loans serviced for others
     (include both retained servicing and purchased servicing):
                                                                                                                   -----------
     a. Mortgages serviced under a GNMA contract___________________________________________________________  5500           0  4.a
                                                                                                                   -----------
     b. Mortgages serviced under a FHLMC contract
                                                                                                                   -----------
        (1) Serviced with recourse to servicer_____________________________________________________________  5501           0  4.b.1
                                                                                                                   -----------
        (2) Serviced without recourse to servicer__________________________________________________________  5502           0  4.b.2
                                                                                                                   -----------
     c. Mortgages serviced under a FNMA contract
                                                                                                                   -----------
        (1) Serviced under a regular option contract_______________________________________________________  5503           0  4.c.1
                                                                                                                   -----------
        (2) Serviced under a special option contract_______________________________________________________  5504           0  4.c.2
                                                                                                                   -----------
     d. Mortgages serviced under other servicing contracts_________________________________________________  5505           0  4.d
                                                                                                                   -----------
 5.  To be complete only by banks with $ 1 billion or more in total assets:
     Customers' liability to this bank on acceptances outstanding (sum of items 5.a and 5.b must equal Schedule RC item 9):
                                                                                                                   -----------
     a. U.S. addressees (domicile)_________________________________________________________________________  2103       2.944  5.a
                                                                                                                   -----------
     b. Non-U.S. addressees (domicile)_____________________________________________________________________  2104           0  5.b
                                                                                                                   -----------
 6.  Intangible assets:
     a. Mortgage servicing rights__________________________________________________________________________  3164  -----------
                                                                                                                            0  6.a
                                                                                                                   -----------
     b. Other identifiable intangible assets:
        (1) Purchased credit card relationships____________________________________________________________  5506  -----------
                                                                                                                            0  6.b.1
                                                                                                                   -----------
        (2) All other identifiable intangible assets_______________________________________________________  5507           0  6.b.2
                                                                                                                   -----------
     c.  Goodwill__________________________________________________________________________________________  3163           0  6.c
                                                                                                                   -----------
     d.  Total (sum of items 6.a through 6.c) (must equal schedule RC, item 10)____________________________  2143           0  6.d
                                                                                                                   -----------
     e.  Amount of intangible assets (included in item 6.b.(2) above that have been
                                                                                                                   -----------
         grandfathered or are otherwise qualifying for regulatory capital purposes_________________________  6442           0  6.e
                                                                                                                   -----------

 7.  Mandatory convertible debt, net of common or perpetual preferred stock dedicated to redeem the debt____________________________________________________________________________________  3295  -----------
                                                                                                                            0  7
                                                                                                                   -----------

___________
 (1) Do not report federal funds sold and securities purchased under agreements to resell with other commercial banks in the U.S. in this item.

SUNTRUST BANK, CENTRAL FLORIDA N.A.           Call Date:   03/31/97             State #:             12-1159             FFIEC O32
P.O BOX 4428 CENTER 632                       Vendor ID:   D                     Cert #:             21043                 RC-17
ATLANTA, GA 30302                             Transit #:   06310215
                                                                                                                     -------------
                                                                                                                          25
                                                                                                                     -------------
SCHEDULE RC-M - CONTINUED
                                                                                       Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------
8. a. Other real estate owned:                                                                  RCON
                                                                                                ----
                                                                                                     -------------
      (1) Direct and indirect investments in real estate ventures____________________________   5372            0   8.a.1
      (2) All other real estate owned:                                                               -------------

                                                                                                     -------------
          (a) Construction and land development______________________________________________   5508        3,746   8.a.2a
                                                                                                     -------------
          (b) Farmland_______________________________________________________________________   5509             0  8.a.2b
                                                                                                     -------------
          (c) 1-4 family residential properties______________________________________________   5510         1,560  8.a.2c
                                                                                                     -------------
          (d) Multifamily (5 or more) residential properties_________________________________   5511             0  8.a.2d
                                                                                                     -------------
          (e) Nonfarm nonresidential properties______________________________________________   5512             0  8.a.2e
                                                                                                     -------------
      (3) Total (sum of items 8.a.(1) and 8.a.(2)) (must equal Schedule RC, item 7)__________   2150         5,306  8.a.3
                                                                                                     -------------
   b. Investments in unconsolidated subsidiaries and associated companies:
                                                                                                     -------------
      (1) Direct and indirect investments in real estate ventures____________________________   5374             0  8.b.1
                                                                                                     -------------
      (2) All other investments in unconsolidated subsidiaries and associated companies______   5375         7,804  8.b.2
                                                                                                     -------------
      (3) Total (sum of items 8.b.(1) and 8.b.(2)) )must equal Schedule RC. item 8)__________   2130         7,804  8.b3
                                                                                                     -------------
9. Noncumulative perpetual preferred stock and related surplus included in Schedule RC.
                                                                                                     -------------
   item 23, "Perpetual preferred stock and related surplus"__________________________________   3778             0  9
                                                                                                     -------------
10. Mutual fund and annuity sales during the quarter (including proprietary, private label,
    and third party products):                                                                       -------------
    a. Money market funds____________________________________________________________________   6441       105,979  10.a
                                                                                                     -------------
    b. Equity securities funds_______________________________________________________________   8427         7,516  10.b
                                                                                                     -------------
    c. Debt securities funds_________________________________________________________________   8428         1,960  10.c
                                                                                                     -------------
    d. Other mutual funds____________________________________________________________________   8429         5,568  10.d
                                                                                                     -------------
    e. Annuities_____________________________________________________________________________   8430         5,902  10.e
                                                                                                     -------------
    f. Sales of proprietary mutual funds and annuities (included in items 10.a through
                                                                                                     -------------
       10.e above)___________________________________________________________________________   8784       113,668  10.f
                                                                                                     -------------
11. Net unamortized realized deferred gains (losses)
    on off-balance sheet derivative contracts included
                                                                                                     -------------
    in assets and liabilities reported in Schedule RC________________________________________   A525             0  11
                                                                                                     -------------
12. Amount of assets netted against nondeposit
    liabilities on the balance sheet (Schedule RC)
                                                                                                     -------------
    in accordance with generally accepted accounting principles(1)___________________________   A526             0  12
                                                                                                     -------------
---------------------------------------------------------------------------------------------------------------------------

 MEMORANDUM                                                                             DOLLAR AMOUNTS IN THOUSANDS
-------------------------------------------------------------------------------------------------------------------
 1. Reciprocal holdings of banking organizations' capital instruments
                                                                                                     -------------
    (to be completed for the December report only)___________________________________________   3836             0  M.1
                                                                                                     -------------
---------------------------------------------------------------------------------------------------------------------------

(1) Exclude netted on-balance sheet amounts associated with off-balance sheet derivative contracts, deferred tax assets netted against deferred tax liabilities, and assets netted in accounting for pensions.

SUNTRUST BANK, CENTRAL FLORIDA N.A.          Call Date:     03/31/97   State#:    12-1159         FFIEC 032
P.O. BOX 4418 CENTER 632                     Vendor ID:     D           Cert#:    21043            RC-18
ATLANTA, GA 30302                            Transit #:     06310215
                                                                                                 ------------
                                                                                                      26
                                                                                                 ------------
SCHEDULE RC-N-PAST DUE AND NONACCRUAL LOANS, LEASES, AND OTHER ASSETS

The FFIEC regards the information reported in all of Memorandum item 1, in items 1 through 10 column A, and in Memorandum items 2 through 4, column A, as confidential.

                                                                                                   C370
                                                                            Dollar Amounts in Thousands
-------------------------------------------------------------------------------------------------------
                                                       -(Column A)-     -(Column B)-     _(Column c)-
                                                         Past due        Past due 90      Nonaccrual
                                                       30 through 89     days or more
                                                       days and still      and still
                                                         accruing          accruing
1.  Loans secured by real estate:                 RCON                RCON             RCON
                                                  ----  -----------   ----  --------   ----    ---------
    a. To U.S. addressees (domicile)_____________  1245      4,706    1246       214   1247        8,699  1.a
                                                        -----------         --------           ---------
    b. To non-U.S. addressees (domicile)_________  1248           0   1249         0   1250            0  1.b
                                                        -----------         --------           ---------
2. Loans to depository institutions and
    acceptances of other banks:
   a. To U.S. banks and other U.S. depository           -----------         --------           ---------
      institutions_______________________________  5377           0   5378         0   5379            0  2.a
                                                        -----------         --------           ---------
   b. To foreign banks___________________________  5380           0   5381         0   5382            0  2.b
                                                        -----------         --------           ---------
3. Loans to finance agricultural production
                                                        -----------         --------           ---------
   and other loans to farmers____________________  1594           0   1597         0   1583           22  3.
                                                        -----------         --------           ---------
4. Commercial and Industrial loans:
                                                        -----------         --------           ---------
   a. To U.S. addressees (domicile)______________  1251       1.124   1252       152   1253        4,033  4.a
                                                        -----------         --------           ---------
   b. To non-U.S. addressees (domicile)__________  1254           0   1255         0   1268            0  4.b
                                                        -----------         --------           ---------
5. Loans to individuals for household, family,
   and other personal expenditures:
                                                        -----------         --------           ---------
   a. Credit cards and related plans_____________  5383         148   5384         5   5386            4  5.a
                                                        -----------         --------           ---------
   b. Other (includes single payment, installment,
                                                        -----------         --------           ---------
      and all student loans)_____________________  5386       2,281   5387       124   5380          421  5.b
                                                        -----------         --------           ---------
6. Loans to foreign governments and official
                                                        -----------         --------           ---------
   institutions__________________________________  5389           0   5390         0   5391            0  6
                                                        -----------         --------           ---------
7. All other loans_______________________________  5459          18   5460         0   5461          175  7
                                                        -----------         --------           ---------
8. Lease financing receivables:
                                                        -----------         --------           ---------
   a. Of U.S. addressees (domicile)______________  1257          34   1258         0   1259            0  8.a
                                                        -----------         --------           ---------
   b. Of non-U.S. addressees (domicile)__________  1271           0   1272         0   1791            0  8.b
                                                        -----------         --------           ---------
9. Debt securities and other assets (exclude
   other real estate owned and other                    -----------         --------           ---------
   repossessed assets)___________________________  3505           0   3506         0   3507            0  9
                                                        -----------         --------           ---------
=======================================================================================================================
Amounts reported in items 1 through 8 above include guaranteed and unguaranteed portions of past due and nonaccrual loans and leases. Report in item 10 below certain guaranteed loans and leases that have already been included in the amounts reported in items 1 through 8.

10. Loans and leases reported in items 1           RCON               RCON             RCON
    through 8 above which are wholly or partially  ----  -----------  ----  --------   ----    ---------
    guaranteed by the U.S. Government____________  5812          85   5813         9   5814          638  10
                                                        -----------         --------           ---------
    a. Guaranteed portion of loans and leases
                                                        -----------         --------           ---------
        included in item 10 above________________  5815          75   5816         8   5817          517  10.a
                                                        -----------         --------           ---------

SUNTRUST BANK, CENTRAL FLORIDA N.A.              Call Date:   03/31/97           State #:          12-11-59        FFIEC O32
P.O. BOX 4418 CENTER 632                         Vendor ID:   D                  Cert  #:          21043             RC-19
ATLANTA, GA 30302                                Transit #:   06310215
                                                                                                                       -------------
                                                                                                                            27
                                                                                                                       -------------
SCHEDULE RC-N CONTINUED

                                                                                                                                C373
                                                                                            Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------------------
                                                          --(Column A)--            --Column B)--        --(Column C)--
Memoranda                                                    Past due                Past due 90           Nonaccrual
                                                           30 through 89             days or more
1.   Restructured loans and leases included in             days and still              and still
     Schedule RC-N, items 1 through 8 above                    accruing                 accruing
     (and not reported in Schedule RC-C,                RCON                  RCON                  RCON
                                                        ----  --------------  ----  -------------  -----  -------------
     Memorandum item 2)_______________________________  1658              0   1659             0    1661             0  M.1
                                                              --------------        --------------        -------------
2.   Loans to finance commercial real estate,
     construction, and land development activities
     (not secured by real estate) included in                 --------------  ----  -------------  -----  -------------
     Schedule RC-N, items 4 and 7, above______________  6558              0   6559             0    6560             0  M.2
                                                              --------------        --------------        -------------
3.   Loans secured by real estate (sum of
     Memorandum items 3.a through 3.e must
     equal sum of Schedule RC-N items 1.a and
     1.b above):                                              --------------        --------------        -------------
     a. Construction and land development_____________  2759              0   2769              0  3492             21  M.3a
                                                              --------------        --------------        -------------
     b. Secured by farmland___________________________  3493              0   3494              0  3495          2,607  M.3b
                                                              --------------        --------------        -------------
     c. Secured by 1-4 family residential properties:
        (1) Revolving, open-end loans secured by
            1-4 family residential properties and
                                                              --------------        --------------        -------------
        extended under lines of credit________________  5398             99   5399              0  5400            354  M.3c1
                                                              --------------        --------------        -------------
        (2) All other loans secured by 1-4 family
                                                              --------------        --------------        -------------
            residential properties____________________  5401          2,015   5402             86  5403          3,952  M.3c2
                                                              --------------        --------------        -------------
     d. Secured by multifamily (5 or more) residential
                                                              --------------        --------------        -------------
        Properties____________________________________  3499              0   3500            128  3501              0  M.3d
                                                              --------------        --------------        -------------
     e. Secured by nonfarm nonresidential properties__  3502          2,592   3603              0  3504          1,765  M.3e
                                                              --------------        --------------        -------------


                                                          --(Column A)--           --(Column B)--
                                                             Past due                Past due 90
                                                           30 through 89             days or more
                                                           days and still              and still
4.   Interest rate, foreign exchange rate, and other          accruing                  accruing
     commodity and equity contracts:                    RCON                  RCON
                                                        ----  --------------  ----  -------------
     a. Book value of amounts carried as assets______   3522              0   3528             0                        M.4.a
                                                              --------------        --------------
     b. Replacement cost of contracts with a
                                                        ----  --------------  ----  -------------
        positive replacement cost____________________   3629              0   3503             0                        M.4.b
                                                              --------------        --------------

__________________________________________________________________________________________________________________________________
Person to whom question about the Reports of Condition and Income should be directed:

                                                                                                                        C377
               Name                           Title                                  Area Code/Phone Number/Extension
          ---------------------------------       ------------------------------         ----------------------------
     8901   Bob DeFranco                     8901   Vice President                  8902   (404) 724-3835
          ---------------------------------       ------------------------------         ----------------------------

SUNTRUST BANK, CENTRAL FLORIDA N.A.          Call Data :     03/31/97       State# :            12-1158      FFIEC 032
P.O. BOX 4418 CENTER 632                     Vender ID :     D               Cert# :            21043          RC-20
ATLANTA, GA 30302                            Transit # :     06310215

                                                                                                                        ------------
                                                                                                                             28
                                                                                                                        ------------

SCHEDULE RC-O- OTHER DATA FOR DEPOSIT INSURANCE AND FICO ASSESSMENTS
                                                                                                                           C375
                                                                                             Dollar Amounts in Thousands
--------------------------------------------------------------------------------------------------------------------------
1.  Unposted debits (see instructions):                                                                    RCON
                                                                                                           ---- ----------
    a. Actual amount of all unposted debits_______________________________________________________________ 0030     1,579  1.a
                                                                                                                ----------
       OR
    b. Separate amount of unposted debits:
                                                                                                                ----------
       (1) Actual amount of unposted debits to demand deposits____________________________________________ 0031         0  1.b.1
                                                                                                                ----------
       (2) Actual amount of unposted debits to time and savings deposits (1)______________________________ 0032         0  1.b.2
                                                                                                                ----------
2.  Unposted credits (see instructions):
                                                                                                                ----------
    a. Actual amount of all unposted credits______________________________________________________________ 3510         0  2.a
                                                                                                                ----------
       OR
    b. Separate amount of unposted credits:
                                                                                                                ----------
       (1) Actual amount of unposted credits to demand deposits___________________________________________ 3512    21,625  2.b.1
                                                                                                                ----------
       (2) Actual amount of unposted credits to time and savings deposits (1)_____________________________ 3514         0  2.b.2
                                                                                                                ----------
3.  Uninvested trust funds (cash) held in bank's own trust department (not included
                                                                                                                ----------
    in total deposits)____________________________________________________________________________________ 3520         0  3.
                                                                                                                ----------
4.  Deposits of consolidated subsidiaries (not included in total deposits):
                                                                                                                ----------
    a. Demand deposits of consolidated subsidiaries_______________________________________________________ 2211         0  4.a
                                                                                                                ----------
    b. Time and savings deposits (1) of consolidated subsidiaries_________________________________________ 2351         0  4.b
                                                                                                                ----------
    c. Interest accrued and unpaid on deposits of consolidated subsidiaries_______________________________ 5514         0  4.c
                                                                                                                ----------
5.  Not applicable.

6.  Reserve balances actually passed through to the Federal Reserve by the reporting bank on behalf of its respondent depository institutions that are also reflected as deposit liabilities of the reporting bank:

    a. Amount reflected in demand deposits (included in Schedule RC-E.                                     RCON
                                                                                                           ---- ----------
       Memorandum item 4.a)_______________________________________________________________________________ 2314       244  6.a
                                                                                                                ----------
    b. Amount reflected in time and savings deposits (1) (included in Schedule RC-E,
                                                                                                                ----------
       Memorandum item 4.b)_______________________________________________________________________________ 2315         0  6.b
                                                                                                                ----------
7.  Unamortized premiums and discounts on time and savings deposits:(1)(2)
                                                                                                                ----------
    a. Unamortized premiums_______________________________________________________________________________ 5516         0  7.a
                                                                                                                ----------
    b. Unamortized discounts______________________________________________________________________________ 5517         0  7.b
                                                                                                                ----------
8. To be completed by bank with "Oakar deposits".

   a. Deposits purchased or acquired from other FDIC-Insured institutions during the quarter:

      (1) Total deposits purchased or acquired from other
                                                                                                                ----------
          FDIC-Insured Institutions during the quarter____________________________________________________ A531         0  8.a.1
                                                                                                                ----------
      (2) Amount of purchased or acquired deposits reported
          in item 8.a.(1) above attributable to a secondary
          fund (i.e., BIF members report deposits attributable
                                                                                                                ----------
          to SAIF; SAIF members report deposits attributable to BIF)______________________________________ A532         0  8.a.2
                                                                                                                ----------
    b. Total deposits sold or transferred to other FDIC-Insured Institutions during the quarter___________ A533         0  8.b
                                                                                                                ----------
9.  Deposits in lifeline accounts_________________________________________________________________________ 5596            9

10. Benefit-responsive 'Depository Institution Investment Contracts' (included in total
                                                                                                                ----------
    deposits)_____________________________________________________________________________________________ 5432         0  10.
                                                                                                                ----------

_________
(1) For FDIC Insurance and FICO assessment purposes, time and savings deposits' consists of nontransaction accounts and nontransaction accounts and all transaction accounts other than demand deposits.
(2) Exclude core deposit intangibles.

SUNTRUST BANK, CENTRAL FLORIDA N.A.               Call Date:          03/31/97         State #:      12-1159      FFIEC 032
P.O. BOX 4418 CENTER 632                          Vendor ID:          D                 Cert #:      21043          RC-21
ATLANTA, GA 30302                                 Transit #:          06310215
                                                                                                                  ----------
                                                                                                                      29
                                                                                                                  ----------

SCHEDULE RC-O - CONTINUED

                                                                                    Dollar Amounts in Thousands
---------------------------------------------------------------------------------------------------------------
 11. Adjustments to demand deposits reported
     in Schedule RC-E for certain reciprocal demand balances:
     a. Amount by which demand deposits would be reduced if the reporting bank's reciprocal demand balances with the domestic offices of U.S. banks and savings associations and insured branches in Puerto Rico and U.S.
        territories and possessions that were reported on a gross basis in                  RCON
                                                                                            ----   ------------
        Schedule RC-E had been reported on a net basis __________________________________   8785             0   11.a
                                                                                                   ------------
     b. Amount by which demand deposits would be increased if the reporting bank's reciprocal demand balances with foreign banks and foreign offices of other
        U.S. banks (other than insured branches in Puerto Rico and U.S.
        territories and possessions) that were reported on a net basis in
                                                                                                   ------------
        Schedule RC-E had been reported on a gross basis ________________________________   A181             0   11.b
                                                                                                   ------------
     c. Amount by which demand deposits would be reduced if cash items in process of collection were included in the calculation of the reporting bank's net reciprocal demand balances with the domestic offices of U.S. banks and savings associations and insured branches in Puerto Rico and U.S.
                                                                                                   ------------
        territories and possessions in Schedule RC-E ____________________________________   A182             0   11.c
                                                                                                   ------------
 12. Amount of assets netted against deposit liabilities
     on the balance sheet (Schedule RC) in accordance with generally accepted accounting principles (exclude amounts related to reciprocal demand balances):
                                                                                                   ------------
     a. Amount of assets netted against demand deposits _________________________________   A527             0   12.a
                                                                                                   ------------
     b. Amount of assets netted against time and savings deposits _______________________   A528             0   12.b
                                                                                                   ------------

MEMORANDA (TO BE COMPLETED EACH QUARTER EXCEPT AS NOTED)                            DOLLAR AMOUNTS IN THOUSANDS
---------------------------------------------------------------------------------------------------------------
 1.  Total deposits of the bank (sum of Memorandum items 1.a(1) and 1.b(1)
     must equal Schedule RC, item 13.a):

     a. Deposit accounts of $100,000 or less:                                               RCON
                                                                                            ----   ------------
        (1) Amount of deposit accounts of $100,0000 or less _____________________________   2702     2,621,251   M.1.a1
                                                                                                   ------------
        (2) Number of deposit accounts of $100,000 or less               RCON    Number
                                                                         ----  ----------
            (to be completed for the June report only) _______________   3779        N/A                         M.1.a2
                                                                               ----------
     b. Deposit accounts of more than $100,000:                                             RCON
                                                                                            ----   ------------
        (1) Amount of deposit accounts of more than $100,000 ____________________________   2710     1,421,016   M.1.b1
                                                                                                   ------------
        (2) Number of deposit accounts of more than $100,000 _________   2722      4,549                         M.1.b2
                                                                               ----------
 2.  Estimated amount of uninsured deposits of the bank:
     a. An estimate of your bank's uninsured deposits can be determined by multiplying the number of deposit accounts of more than
        $100,000 reported in Memorandum item 1.b.(2) above by $100,000 and subtracting the result from the amount of deposit accounts of more than $100,000 reported in Memorandum item 1.b.(1) above.

        Indicate in the appropriate box at right whether your bank has a
        method or procedure for determining a better estimate of                            RCON      YES/NO
                                                                                            ----   ------------
        uninsured deposits than the estimate described above ____________________________   6861        NO       M.2.a
                                                                                                   ------------
     b. If the box marked YES has been checked, report the estimate of uninsured
                                                                                                   ------------
        deposits determined by using your bank's method or procedure ____________________   5597           N/A   M.2.b
                                                                                                   ------------
 3.  Has the reporting institution been consolidated with a parent bank or savings association in that parent bank's or parent savings association's
     Call Report or Thrift Financial Report?
     If so, report the legal title and FDIC Certificate Number of the parent bank or parent savings association:
             Text                                                                           RCON   FDIC Cert No.
                                                                                            ----   ------------
       A546                                                                                 A546           N/A   M.3
                                                                                                   ------------

SUNTRUST BANK, CENTRAL FLORIDA N.A.               Call Date:          03/31/97         State #:      12-1159      FFIEC 032
P.O. BOX 4418 CENTER 632                          Vendor ID:          D                 Cert #:      21043          RC-22
ATLANTA, GA 30302                                 Transit #:          06310215
                                                                                                                  ----------
                                                                                                                      30
                                                                                                                  ----------
SCHEDULE RC-R - REGULATORY CAPITAL

This schedule must be completed by all banks as follows: Banks that reported total assets of $1 billion or more in Schedule RC item 12, for June 30, 1996, must complete items 2 through 9 and Memoranda items 1 and 2. BANKS WITH ASSETS OF LESS THAN $1 BILLION MUST
COMPLETE ITEMS 1 THROUGH 3 BELOW OR SCHEDULE RCR IN ITS ENTIRETY, DEPENDING ON THEIR
RESPONSE TO ITEM 1 BELOW.

1.  Test for determining the extent to which Schedule RC-R must be completed.
    To be completed only by banks with total assets of less than $1 billion.                       RCON       YES/NO
    Indicate in the appropriate box at the right whether the bank has total capital                ----    -----------
    greater than or equal to eight percent of adjusted total assets _____________________________    6056         N/A     1.
                                                                                                           -----------
        For purposes of this test, adjusted total assets equals total assets less cash,
      U.S. Treasuries, U.S. Government agency obligations, and 80 percent of U.S.
      Government-sponsored agency obligations plus the allowance for loan and lease losses and selected off-balance sheet items as reported on Schedule RC-L
      (see instructions).
        If the box marked YES has been checked, then, the bank only has to complete items 2 and 3 below. If the box marked NO has been checked, the bank must complete the remainder of this schedule. A NO response to item 1 does not necessarily mean that the bank's actual risk-based capital ratio is less than eight percent or that the bank is not in compliance with the risk-based capital guidelines.

 NOTE: All Banks are required to complete
 items 2 and 3 below.
                                                                                     Dollar Amounts in Thousands
----------------------------------------------------------------------------------------------------------------
 2. Portion of qualifying limited-life capital instruments (original weighted average maturity of at least five years) that is includible in Tier 2
    capital:                                                                                 RCON
                                                                                             ----    ------------
    a. Subordinated debt (1) and intermediate term preferred stock ______________________    A515              0   2.a
                                                                                                     ------------
    b. Other limited-life capital instruments ___________________________________________    A516              0   2.b
                                                                                                     ------------
 3. Amounts used in calculating regulatory capital ratios (report amounts determined by the bank for its own internal regulatory capital analysis consistent with applicable capital standards):
                                                                                                     ------------
    a. Tier 1 capital ___________________________________________________________________    8274        497,184   3.a
                                                                                                     ------------
    b. Tier 2 capital ___________________________________________________________________    8275         71,233   3.b
                                                                                                     ------------
    c. Total risk-based capital _________________________________________________________    3792        568,417   3.c
                                                                                                     ------------
    d. Excess allowance for loan and lease losses
                                                                                                     ------------
       (amount that exceeds 1.25% of gross risk-weighted assets) ________________________    A222         16,557   3.d
                                                                                                     ------------
    e. Net risk-weighted assets (gross risk-weighted assets less excess
                                                                                                     ------------
       allowance reported in item 3.d above and all other deductions) ___________________    A223      5,682,108   3.e
                                                                                                     ------------
    f. "Average total assets" (quarterly average reported in Schedule RC-K.
                                                                                                     ------------
        item 9, less all assets deducted from Tier 1 capital)(2) ________________________    A224      6,580,618   3.f
                                                                                                     ------------
 Items 4-9 and Memoranda items 1 and 2 are to be completed
 by banks that answered NO to item 1 above and
 by banks with total assets of $1 billion or more.                           -(Column A)-         -(Column B)-
                                                                                Assets            Credit Equiv-
                                                                               Recorded           valent Amount
                                                                                on the           of Off- Balance
                                          Dollar Amounts in Thousands        Balance Sheet       Sheet Items (3)
----------------------------------------------------------------------------------------------------------------
 4.  Assets and credit equivalent amount of off-balance sheet
     items assigned to the Zero percent risk category:               RCON
                                                                     ----    ------------
     a. Assets recorded on the balance sheet ____________________    5163      1,413,715     RCON                  4.a
                                                                             ------------    ----    ------------
     b. Credit equivalent amount of off-balance sheet items _____________________________    3796              0   4.b
                                                                                                     ------------

________
 (1) Exclude mandatory convertible debt reported in Schedule RC-M, item 7.
 (2) Do not deduct excess allowance for loan and lease losses.
 (3) Do not report in column B the risk-weighted amount of assets reported in column A.

SUNTRUST BANK, CENTRAL FLORIDA N.A.     Call Date:          03/31/97           State #:            12-1159         FFIEC 032
PO.BOX 4418 CENTER 632                  Vendor ID:          D                   Cert #:            21043             RC-23
ATLANTA, GA 30302                       Transit #:          06310215
                                                                                                                   ---------
                                                                                                                        31
                                                                                                                   ---------
SCHEDULE RC-R-CONTINUED
                                                                                 --(Column A)         --(Column B)--
                                                                                     Assets            Credit Equi-
                                                                                    Recorded          valent Amount
                                                                                     on the           of Off-Balance
                                               Dollar Amounts in Thousands       Balance Sheet        Sheet Items(2)
---------------------------------------------------------------------------------------------------------------------
 5. Assets and credit equivalent amounts of off-balance sheet items
    assigned to the 20 percent risk category:                                 RCON
                                                                              ----    -----------
    a. Assets recorded on the balance sheet _______________________________   5185     1,005,790   RCON                 5.a
                                                                                      -----------  ----   -----------
    b. Credit equivalent amount of off-balance sheet items ______________________________________  3801      718,399    5.b
                                                                                                          -----------
 6. Assets and credit equivalent amount of off-balance sheet items assigned to the 50 percent risk category:
                                                                                      -----------
    a. Assets recorded on the balance sheet _______________________________   3802     1,155,658                        6.a
                                                                                      -----------         -----------
    b. Credit equivalent amount of off-balance sheet items ______________________________________  3803      206,064    6.b
                                                                                                          -----------
 7. Assets and credit equivalent amounts of off-balance sheet items assigned to the 100 percent risk category:
                                                                                      -----------
    a. Assets recorded on the balance sheet _______________________________   3804     3,271,875                        7.a
                                                                                      -----------         -----------
    b. Credit equivalent amount of off-balance sheet items ______________________________________  3805    1,401,091    7.b
                                                                                                          -----------
 8. On balance sheet asset values excluded from and deducted in
                                                                                      -----------
    the calculation of the risk-based capital ratio(2) ____________________   3806       (1,267)                        8.
                                                                                      -----------
 9. Total assets recorded on the balance sheet (sum of
    items 4.a, 5.a, 6.a, 7.a, and 8, column A) (must equal Schedule RC.
                                                                                      -----------
    item 12.c plus items 4.b and 4.c) _____________________________________   3807     6,869,771                        9.
                                                                                      -----------

MEMORANDA                                                                                 Dollar Amounts in Thousands
---------------------------------------------------------------------------------------------------------------------
 1. Current credit exposure across all off-balance sheet derivative contracts covered
                                                                                                          -----------
    by the risk-based capital standards _________________________________________________________  8764          782  M.1
                                                                                                          -----------

                                                                         -----With a remaining maturity of-----
                                                                 --(Column A)--     --(Column B)--     --(Column C)--
                                                                    One Year             Over               Over
                                                                    or less            one year          five years
                                                                                    thru five years
 2. Notional principal amounts of off-balance
    sheet derivative contracts:(3)                         RCON                RCON                 RCON
                                                           ----   -----------  ----  -----------    ----   -----------
    a. Interest rate contracts __________________________  3809            0   8766      23,572     8767            0  M.2.a
                                                                  -----------        -----------           -----------
    b. Foreign exchange contracts _______________________  3812            0   8769           0     8770            0  M.2.b
                                                                  -----------        -----------           -----------
    c. Gold contracts ___________________________________  8771            0   8772           0     8773            0  M.2.c
                                                                  -----------        -----------           -----------
    d. Other precious metals contracts __________________  8774            0   8775           0     8776            0  M.2.d
                                                                  -----------        -----------           -----------
    e. Other commodity contracts ________________________  8777            0   8778           0     8779            0  M.2.e
                                                                  -----------        -----------           -----------
    f. Equity derivatives contracts _____________________  A000            0   A001           0     A002            0  M.2.f
                                                                  -----------        -----------           -----------

________
 (1) Do not report in column B the risk-weighted amount of assets reported in column A.
 (2) Include the difference between the fair value and the amortized cost of its available-for-sale securities in item 8 and report the amortized cost of these securities in items 4 through 7 above. Item 8 also includes on-balance sheet asset values (or portions thereof) of off-balance sheet interest rate, foreign exchange rate, and commodity contracts and those contracts (e.g. future contracts) not subject to risk-based capital. Item 8 margin accounts and accrued receivables not included in the calculation of credit equivalent amounts of off-balance sheet derivatives as well as any portion of the allowance for loan and lease losses in excess of the amount that may be included in Tier 2 capital.
 (3) Exclude foreign exchange contracts with an original maturity of 14 days or less and all futures contracts.

SUNTRUST BANK, CENTRAL FLORIDA N.A.              Call Date:         03/31/97       State#:             12-1158     FFIEC 032
P.O. BOX 4418 CENTER 632                         Vendor ID:         D               Cert#:             21043          RC-24
ATLANTA, GA 30302                                Transit #:         06310215                                       -----------
                                                                                                                   -----------
                                                                                                                        32
                                                                                                                   -----------

              OPTIONAL NARRATIVE STATEMENT CONCERNING THE AMOUNTS
                REPORTED IN THE REPORTS OF CONDITION AND INCOME
                    at close of business on March 31, 1997

     SUNTRUST BANK, CENTRAL FLORIDA N.A.       ATLANTA                  GA
     -----------------------------------       -------                  --
           LEGAL TITLE OF BANK                  CITY                   STATE

The management of the reporting bank may, if it wishes, submit a brief narrative statement on the amounts reported in the Reports of Condition and Income. This optional statement will be made available to the public, along with the publicly available data in the Reports of Condition and Income, in response to any request for individual bank report data. However the information reported in column A and in all of Memorandum item 1 of Schedule RC-N is regarded as confidential and will not be released to the public.

BANKS CHOOSING TO SUBMIT THE NARRATIVE STATEMENT SHOULD ENSURE THAT THE STATEMENT DOES NOT CONTAIN THE NAMES OR OTHER IDENTIFICATIONS OF INDIVIDUAL BANK CUSTOMERS. REFERENCES TO THE AMOUNTS REPORTED IN THE CONFIDENTIAL ITEMS IN SCHEDULE RC-N, OR ANY OTHER INFORMATION THAT THEY ARE NOT WILLING TO HAVE MADE PUBLIC OR THAT WOULD COMPROMISE THE PRIVACY OF THEIR CUSTOMERS.

All information furnished by the bank in the narrative statement must be accurate and not misleading. Appropriate efforts shall be taken by the submitting bank to ensure the statement's accuracy.

If, subsequent to the original submission, material changes are submitted for the data reported in the Reports of Condition and Income, the existing narrative statement will be deleted from the files, and from disclosure: the bank at its option, may replace it with a statement appropriate to the amended areas.

The optional narrative statement will appear in agency records and in release to the public exactly as submitted (or amended as described in the preceding paragraph) by the management of the bank.

THE STATEMENT WILL NOT EDITED OR SCREENED IN ANY WAY BY THE SUPERVISORY AGENCIES FOR ACCURACY OR RELEVANCE. DISCLOSURE OF THE STATEMENT SHALL NOT SIGNIFY THAT ANY FEDERAL SUPERVISORY AGENCY HAS VERIFIED OR CONFIRMED THE ACCURACY OF THE INFORMATION CONTAINED THEREIN. A STATEMENT TO THIS EFFECT WILL APPEAR ON ANY PUBLIC RELEASE OF THE OPTIONAL STATEMENT SUBMITTED BY THE MANAGEMENT OF THE REPORTING BANK.

--------------------------------------------------------------------------------
                                                                                  C371 C372

                                                                          RCON
                                                                          ----  -------
No comment:-----------------------------------------------------------    6979     X
                                                                                -------

BANK MANAGEMENT STATEMENT (please type or print clearly):
           TEXT 6980 (70 characters per line)

           -----------------------------------------------------------
           -----------------------------------------------------------
           -----------------------------------------------------------
           -----------------------------------------------------------
           -----------------------------------------------------------
           -----------------------------------------------------------
           -----------------------------------------------------------
           -----------------------------------------------------------
           -----------------------------------------------------------
           -----------------------------------------------------------


           -----------------------------------------------------------
           Signature of Executive Officer of Bank    Date of Signature


                   THIS PAGE IS TO BE COMPLETED BY ALL BANKS

--------------------------------------------------------------------------------

                                                                        --------
                                                                           33
                                                                        --------

SUNTRUST BANK, CENTRAL FLORIDA N.A.             OMB No. For FDIC: 1557-0081
P.O. BOX 4418 CENTER 632                        OMB No. For FDIC: 3064-0052
ATLANTA, GA 30302                         OMB No. For Federal Reserve: 7100-0036
                                                  Expiration Date: 3/31/99

                                                            SPECIAL REPORT
                                                                            C700

                                                Dollar Amount in Thousands
--------------------------------------------------------------------------------
                                             Close of Busi-
                                                ness Date:        FDIC Cert #
                                            -----------------    -------------
                                                 03/31/97            21043
                                            -----------------    -------------

--------------------------------------------------------------------------------
LOANS TO EXECUTIVE OFFICERS (Complete as of each Call Report Date)

--------------------------------------------------------------------------------
The following information is required by Public Laws 90-44 and 102-242, but does not constitute a part of the Report of Condition. With each Report of Condition, these Laws require all banks to furnish a report of all loans or other extensions of credit to their executive officers made since the date of the previous Report of Condition. Data regarding individual loans or other extensions of credit are not required. If no such loans or other extensions of credit were made during the period, insert "none" against subitem (a). (Exclude the first $15,000 of indebtedness of each executive officer under bank credit card plan.) See Section 215.2 and 215.3 of Title 12 of the Code of Federal Regulations. (Federal Reserve Board Regulation O) for the definitions of "executive officer" and "extension of credit", respectively. Exclude loans and other extensions of credit to directors and principal shareholders who are not executive officers.

The following information is required by Public Laws 90-44 and 102-242, but does not constitute a part of the report of

                                                                                                      RCON
                                                                                                      ---- -------
a. Number of loans made to executive officers since the previous Call Report date___________________  3561       0 a.
                                                                                                           -------
b. Total dollar amount of above loans (in thousands of dollars)_____________________________________  3562       0 b.
                                                                                                           -------
c. Range of interest charged on above loans                                     RCON      FROM                TO
                                                                                ----  --------------       -------
                                                                                               0.00%  7702   0.00%
    (example: 9-3/4% = 9.75) _________________________________________________  7701  --------------       -------

/s/ R. Todd Bowers                                                  4/24/97
--------------------------------------------------------------------------------
SIGNATURE AND TITLE OF OFFICER AUTHORIZED TO SIGN REPORT:     DATE (Month, Day,
                                                                    Year):



          NAME AND TITLE OF PERSON TO                  AREA CODE/PHONE
     WHOM INQUIRIES MAY BE DIRECTED: (TEXT)            NUMBER/EXTENSION: (TEXT
     -----------------------------                     -------------------------
8903                                              8904
     -----------------------------                     -------------------------
8903
     -----------------------------

--------------------------------------------------------------------------------
FDIC 8040/53 (6-95)